UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23781

PIMCO California Flexible Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

June 30, 2022

PIMCO California Flexible Municipal Income Fund

PIMCO Flexible Municipal Income Fund

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Municipal Interval Funds’ Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on July 27, 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its September 2022 meeting. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30,

2	PIMCO MUNICIPAL INTERVAL FUNDS

2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

The municipal (or “muni”) market experienced periods of volatility and generated a negative return. All told, the Bloomberg Municipal Bond Index (USD Unhedged) returned -8.98% during the six months ended June 30, 2022. The muni market was negatively impacted by sharply rising interest rates, along with fund outflows, as the current outflow cycle is now the worst on record.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Municipal Interval Funds investment, please contact your financial advisor, or call the Funds’ shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2022	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Funds could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may

4	PIMCO MUNICIPAL INTERVAL FUNDS

impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

A fund that has substantial exposures to municipal obligations issued by Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected significantly by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of a Fund’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments and other sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and

SEMIANNUAL REPORT	JUNE 30, 2022	5

Important Information About the Funds (Cont.)

individual issuers, all of which may negatively impact a Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

6	PIMCO MUNICIPAL INTERVAL FUNDS

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4	Diversification Status

PIMCO California Flexible Municipal Income Fund	06/27/2022	06/27/2022	—	—	—	—	Non-Diversified

PIMCO Flexible Municipal Income Fund	03/15/2019	03/15/2019	05/26/2020	10/02/2020	09/10/2019	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Funds’ registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Funds’ prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, will be available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter

SEMIANNUAL REPORT	JUNE 30, 2022	7

Important Information About the Funds (Cont.)

will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with a fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related recordkeeping requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

8	PIMCO MUNICIPAL INTERVAL FUNDS

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	JUNE 30, 2022	9

PIMCO California Flexible Municipal Income Fund

Allocation Breakdown as of June 30, 2022†§

Municipal Bonds & Notes
Water Revenue	11.0%
Health, Hospital & Nursing Home Revenue	7.2%
Port, Airport & Marina Revenue	5.8%
Ad Valorem Property Tax	4.9%
Highway Revenue Tolls	4.4%
College & University Revenue	4.2%
Transit Revenue	3.6%
General Fund	3.6%
Natural Gas Revenue	3.0%
Electric Power & Light Revenue	2.5%
Tobacco Settlement Funded	1.9%
Economic Development Revenue	1.6%
Miscellaneous Taxes	1.6%
Other	1.2%
Short-Term Instruments	43.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

10	PIMCO MUNICIPAL INTERVAL FUNDS

Institutional Class - CAFLX

Average Annual Total Return for the period ended June 30, 2022

Commencement of Operations (06/27/22)*
PIMCO California Flexible Municipal Income Fund Institutional Class	0.41%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative returns

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

The Fund’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses was 3.54% for Institutional Class shares.

SEMIANNUAL REPORT	JUNE 30, 2022	11

PIMCO California Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO California Flexible Municipal Income Fund’s investment objective is to seek high current income exempt from federal and California income tax by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax and California income tax (i.e., excluded from gross income for income tax purposes but not necessarily exempt from the alternative minimum tax or from the income taxes of any other state or of a local government). Capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to revenue backed municipal bonds contributed performance, as the segment posted positive returns.

»	Exposure to general obligation municipal bonds contributed performance, as the segment posted positive returns.

»	Exposure to municipal private placement securities contributed performance, as the segment posted positive returns.

»	There were no material detractors for this fund.

12	PIMCO MUNICIPAL INTERVAL FUNDS

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SEMIANNUAL REPORT	JUNE 30, 2022	13

PIMCO Flexible Municipal Income Fund

Allocation Breakdown as of June 30, 2022†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	17.4%
Ad Valorem Property Tax	8.8%
Local or Guaranteed Housing	7.4%
Industrial Revenue	6.2%
Sales Tax Revenue	6.0%
Tobacco Settlement Funded	5.2%
Natural Gas Revenue	4.5%
Electric Power & Light Revenue	3.2%
Port, Airport & Marina Revenue	2.9%
Highway Revenue Tolls	2.7%
Appropriations	2.1%
Income Tax Revenue	2.0%
Miscellaneous Taxes	1.9%
Miscellaneous Revenue	1.8%
Resource Recovery Revenue	1.7%
College & University Revenue	1.7%
Lease (Appropriation)	1.5%
General Fund	1.3%
Water Revenue	1.2%
Sewer Revenue	1.1%
Other	7.4%
Short-Term Instruments	6.5%
Corporate Bonds & Notes	3.0%
Mutual Funds	1.5%
Preferred Securities	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

14	PIMCO MUNICIPAL INTERVAL FUNDS

Institutional Class - PMFLX	Class A-1 - PMAAX	Class A-2 - PMALX	Class A-3 - PMFAX

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	Commencement of Operations (03/15/19)
PIMCO Flexible Municipal Income Fund Institutional Class	(14.47)%	(13.80)%	3.15%
PIMCO Flexible Municipal Income Fund Class A-1	(14.68)%	(14.23)%	2.54%
PIMCO Flexible Municipal Income Fund Class A-2	(14.68)%	(14.22)%	2.52%
PIMCO Flexible Municipal Income Fund Class A-2 (adjusted)	(16.37)%	(15.91)%	1.90%
PIMCO Flexible Municipal Income Fund Class A-3	(14.79)%	(14.44)%	2.38%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative returns

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of the Class A-1, Class A-2 and Class A-3 shares performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1, Class A-2 and Class A-3 shares.

The Fund’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses was 1.57% for Institutional Class, 2.07% for Class A-1 shares, 2.07% for Class A-2 shares and 2.32% for Class A-3 shares. As of June, 2022, the Fund’s Total Effective Leverage (1) was 23.67%.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

SEMIANNUAL REPORT	JUNE 30, 2022	15

PIMCO Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Flexible Municipal Income Fund seeks to provide high current income exempt from federal income tax. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the general obligation segment contributed to performance, as the segment outperformed the broad municipal market.

»	Exposure to short Treasury futures contributed to performance, as benchmark U.S. Treasury rates broadly rose.

»	The Fund’s duration profile detracted from absolute performance, as benchmark municipal yields increased.
»	Exposure to the revenue segment detracted from performance, as the segment posted negative returns.

»	Exposure to municipal private placement securities detracted from performance, as holdings posted negative returns.

16	PIMCO MUNICIPAL INTERVAL FUNDS

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SEMIANNUAL REPORT	JUNE 30, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Flexible Municipal Income Fund

Institutional Class

6/27/2022 - 06/30/2022	$10.00	$0.00	$0.05	$0.05	$(0.00)	$0.00	$(0.00)

PIMCO Flexible Municipal Income Fund

Institutional Class

01/01/2022 - 06/30/2022+	$11.88	$0.17	$(1.88)	$(1.71)	$(0.16)	$0.00	$(0.16)

12/31/2021	11.45	0.28	0.43	0.71	(0.28)	(0.00)	(0.28)

12/31/2020	10.74	0.33	0.72	1.05	(0.33)	(0.01)	(0.34)

03/15/2019 - 12/31/2019	10.00	0.28	0.78	1.06	(0.28)	(0.04)	(0.32)

Class A-1

01/01/2022 - 06/30/2022+	11.88	0.15	(1.89)	(1.74)	(0.13)	0.00	(0.13)

12/31/2021	11.45	0.22	0.43	0.65	(0.22)	(0.00)	(0.22)

05/26/2020 - 12/31/2020	10.30	0.19	1.17	1.36	(0.20)	(0.01)	(0.21)

Class A-2

01/01/2022 - 06/30/2022+	11.88	0.15	(1.89)	(1.74)	(0.13)	0.00	(0.13)

12/31/2021	11.45	0.22	0.44	0.66	(0.23)	(0.00)	(0.23)

10/02/2020 - 12/31/2020	10.96	0.07	0.50	0.57	(0.07)	(0.01)	(0.08)

Class A-3

01/01/2022 - 06/30/2022+	11.88	0.13	(1.88)	(1.75)	(0.12)	0.00	(0.12)

12/31/2021	11.45	0.20	0.42	0.62	(0.19)	(0.00)	(0.19)

12/31/2020	10.74	0.26	0.71	0.97	(0.25)	(0.01)	(0.26)

09/10/2019 - 12/31/2019	10.76	0.08	0.02	0.10	(0.08)	(0.04)	(0.12)

18	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets End of Year or Period(a)	Total Return(d)	Net Asset Applicable to Common Shareholders End of Year or Period (000s)	Expenses(e)(f)		Expenses Excluding Waivers(e)(f)		Expenses Excluding Interest Expense(f)		Expenses Excluding Interest Expense and Waivers(f)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.05	0.51%	$25,172	0.51	%*	0.75	%*	0.51	%*	0.75	%*	1.55	%*	0%

$10.01	(14.47)%	$721,536	0.96	%*	1.09	%*	0.63	%*	0.76	%*	2.57	%*	78%

11.88	6.29	813,672	0.77		1.03		0.53		0.79		2.00		14

11.45	10.00	317,646	0.88		1.19		0.47		0.78		2.35		88

10.74	10.74	148,737	0.72	*	1.87	*	0.11	*	1.26	*	2.73	*	96

10.01	(14.68)	262,647	1.49	*	1.62	*	1.16	*	1.29	*	2.47	*	78

11.88	5.77	268,728	1.39		1.65		1.15		1.41		1.84		14

11.45	13.28	56,540	1.38	*	1.69	*	0.97	*	1.28	*	2.59	*	88

10.01	(14.68)	29,366	1.57	*	1.70	*	1.24	*	1.37	*	2.55	*	78

11.88	5.81	25,274	1.40		1.66		1.16		1.42		1.86		14

11.45	5.25	11	1.38	*	1.69	*	0.97	*	1.28	*	2.66	*	88

10.01	(14.79)	216,673	1.55	*	1.68	*	1.22	*	1.35	*	1.95	*	78

11.88	5.50	269,710	1.42		1.68		1.18		1.44		1.45		14

11.45	9.18	155,532	1.63		1.94		1.22		1.53		2.09		88

10.74	0.98	44,330	1.47	*	2.62	*	0.86	*	2.01	*	2.12	*	96

SEMIANNUAL REPORT	JUNE 30, 2022	19

Financial Highlights (Cont.)

Ratios/Supplemental Data

	RVMTP(4)
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)

PIMCO Flexible Municipal Income Fund

1/1/2022 - 6/30/2022+	375,000,000	428,070	100,000	N/A

12/31/2021	175,000,000	887,020	100,000	N/A

12/31/2020	150,000,000	453,120	100,000	N/A

3/15/2019 - 12/31/2019	50,000,000	486,130	100,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions-Common Shares, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, dividends paid to RVMTP shareholders and the amortization of debt issuance costs of these Preferred Shares. See Note 5, Borrowings and Other Financing Transactions and Note 13, Preferred Shares in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average total managed assets for the period presented. Due to significant fluctuations in total managed assets during the period, the expense ratio to average total managed assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by RVMTP, bears to the aggregate of the involuntary liquidation preference of RVMTP, expressed as a dollar amount per RVMTP.

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of RVMTP would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]

The RVMTP have no readily ascertainable market value. The liquidation value of the RVMTP represents its liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 13, Preferred Shares, in the Notes to Financial Statements for more information.

[4]	Prior to December 6, 2021, certain RVMTP Shares were VMTP Shares. See Note 13, Preferred Shares.

20	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statements of Assets and Liabilities

(Unaudited)

June 30, 2022

(Amounts in thousands†, except per share amounts)
	PIMCO California Flexible Municipal Income Fund	PIMCO Flexible Municipal Income Fund

Assets:

Investments, at value
Investments in securities*	$31,058	$1,668,099
Cash	1,281	1
Deposits with counterparty	0	3,785
Receivable for investments sold	0	1,470
Receivable for Fund shares sold	0	2,600
Interest and/or dividends receivable	137	15,010
Reimbursement receivable from PIMCO	1	4

Total Assets	32,477	1,690,969

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$0	$7,522

Financial Derivative Instruments
Exchange-traded or centrally cleared	0	1,143
Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value**	0	373,881
Payable for investments purchased	7,300	73,820
Distributions payable to common shareholders	3	2,063
Overdraft due to custodian	0	0
Accrued management fees	2	980
Accrued servicing fees	0	253
Other liabilities	0	1,085

Total Liabilities	7,305	460,747

Net Assets Applicable to Common Shareholders	$25,172	$1,230,222

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$0	$1
Paid in capital	25,058	1,390,314
Distributable earnings (accumulated loss)	114	(160,093)

Net Assets Applicable to Common Shareholders	$25,172	$1,230,222

Institutional Class	$25,172	$721,536
Class A-1	N/A	262,647
Class A-2	N/A	29,366
Class A-3	N/A	216,673

Common Shares Outstanding:

Institutional Class	2,506	72,072
Class A-1	N/A	26,235
Class A-2	N/A	2,933
Class A-3	N/A	21,643

Net Asset Value Per Common Share(a)

Institutional Class	$10.05	$10.01
Class A-1	N/A	10.01
Class A-2	N/A	10.01
Class A-3	N/A	10.01

Cost of investments in securities	$30,943	$1,774,062

* Includes repurchase agreements of:	$13,500	$8,139

** Includes unamortized debt issuance cost of	$0	$1,119

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	JUNE 30, 2022	21

Statements of Operations

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO California Flexible Municipal Income Fund(a)	PIMCO Flexible Municipal Income Fund

Investment Income:

Interest	$4	$27,803
Dividends	0	606
Total Income	4	28,409

Expenses:

Management fees	2	5,972
Distribution and/or servicing fees - Class A-1	0	666
Distribution and/or servicing fees - Class A-2	0	72
Distribution and/or servicing fees - Class A-3	0	847
Trustee fees and related expenses	0	66
Interest expense	0	2,648
Paying and Redemption Agent Fees	0	14
Preferred shares related expenses	0	9
Miscellaneous expense	0	4
Total Expenses	2	10,298
Waiver and/or Reimbursement by PIMCO	(1)	(1,010)
Net Expenses	1	9,288

Net Investment Income (Loss)	3	19,121

Net Realized Gain (Loss):

Investments in securities	0	(72,031)
Exchange-traded or centrally cleared financial derivative instruments	0	9,385

Net Realized Gain (Loss)	0	(62,646)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	114	(166,450)
Exchange-traded or centrally cleared financial derivative instruments	0	840

Net Change in Unrealized Appreciation (Depreciation)	114	(165,610)

Net Increase (Decrease) in Net Assets Resulting from Operations	$117	$(209,135)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was June 27, 2022.

22	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO California Flexible Municipal Income Fund	PIMCO Flexible Municipal Income Fund
	Inception Date through June 30, 2022(a)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3	$19,121	$21,452
Net realized gain (loss)	0	(62,646)	5,835
Net change in unrealized appreciation (depreciation)	114	(165,610)	22,006

Net Increase (Decrease) in Net Assets Resulting from Operations	117	(209,135)	49,293

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3)	(11,150)	(14,279)
Class A-1	N/A	(3,367)	(3,262)
Class A-2	N/A	(366)	(262)
Class A-3	N/A	(2,531)	(3,881)

Total Distributions to Common Shareholders(b)	(3)	(17,414)	(21,684)

Common Share Transactions*:
Receipts for shares sold	25,058	284,508	890,324
Issued as reinvestment of distributions	0	6,547	6,984
Cost of shares repurchased	0	(211,668)	(77,262)
Net increase (decrease) resulting from common share transactions	25,058	79,387	820,046

Total Increase (Decrease) in Net Assets Applicable to Common Shareholders:	25,172	(147,162)	847,655

Net Assets Applicable to Common Shareholders:
Beginning of period	0	1,377,384	529,729
End of period	$25,172	$1,230,222	$1,377,384

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of the Fund was June 27, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	JUNE 30, 2022	23

Statement of Cash Flows PIMCO Flexible Municipal Income Fund

Six Months Ended June 30, 2022 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(209,135)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,555,867)
Proceeds from sales of long-term securities	1,293,401
(Purchases) Proceeds from sales of short-term portfolio investments, net	(65,081)
(Increase) decrease in deposits with counterparty	(2,363)
(Increase) decrease in receivable for investments sold	2,957
(Increase) decrease in interest and/or dividends receivable	(1,903)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	11,128
(Increase) decrease in reimbursement receivable from PIMCO	261
Increase (decrease) in payable for investments purchased	60,671
Increase (decrease) in accrued management fees	(65)
Increase (decrease) in accrued servicing fees	(57)
Increase (decrease) in other liabilities	734
Net Realized (Gain) Loss
Investments in securities	72,031
Exchange-traded or centrally cleared financial derivative instruments	(9,385)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	166,450
Exchange-traded or centrally cleared financial derivative instruments	(840)
Net amortization (accretion) on investments	(312)
Amortization of debt issuance cost	213
Net Cash Provided by (Used for) Operating Activities	(237,162)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	283,830
Payments on shares repurchased	(211,668)
Cash distributions paid*	(10,462)
Proceeds from tender option bond transactions	20,390
Payments on tender option bond transactions	(44,069)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares Net	199,142
Net Cash Received from (Used for) Financing Activities	237,163

Net Increase (Decrease) in Cash and Foreign Currency	1

Cash and Foreign Currency:

Beginning of period	0
End of period	$1
* Reinvestment of distributions	$6,547

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$2,478
Non Cash Payment in Kind	$518

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Flexible Municipal Income Fund

(Unaudited)

June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.4%

MUNICIPAL BONDS & NOTES 69.8%

CALIFORNIA 58.5%

Alameda County, California Transportation Commission Revenue Bonds, Series 2022
5.000% due 03/01/2045 (a)	$1,000	$1,131

California Community Choice Financing Authority Revenue Bonds, Series 2022
4.000% due 05/01/2053 (a)	250	253

California Community College Financing Authority Revenue Bonds, Series 2016
5.000% due 06/01/2027	260	287

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2029	310	336

California Health Facilities Financing Authority Revenue Bonds, Series 2014
5.000% due 10/01/2038	500	517

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 11/01/2038	500	498

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	500	508

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.850% due 01/01/2050	500	493

California State General Obligation Bonds, Series 2021
5.000% due 09/01/2041	1,000	1,127

California State University Revenue Bonds, Series 2015
4.000% due 11/01/2043	500	496

California Statewide Communities Development Authority Revenue Bonds, Series 2015
4.125% due 03/01/2034	485	491

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2039 (b)	385	185

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.000% due 12/01/2056	200	144

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2022
5.000% due 06/01/2036	1,000	1,171

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995
0.000% due 01/01/2028 (b)	500	434

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021
4.000% due 01/15/2046	1,000	923

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022
4.500% due 11/01/2052 (a)	$250	$245

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2030	500	555

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2037	250	278

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000	1,060

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	330	408

Metropolitan Water District of Southern California Revenue Bonds, Series 2022
5.000% due 10/01/2034 (a)	1,000	1,181

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	500	508

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2046	500	469

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2044	500	509

University of California Revenue Bonds, Series 2015
5.000% due 05/15/2040	500	525

		14,732

GEORGIA 2.1%

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.500% due 07/01/2063 (a)	500	517

KENTUCKY 2.2%

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2022
5.000% due 09/01/2041 (a)	500	542

NEW YORK 2.8%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
4.000% due 08/01/2048 (a)	500	484

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 07/01/2049 (a)	250	231

		715

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	25

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 1.0%

Washington & Multnomah Counties School District No 48J Beaverton, Oregon General Obligation Bonds, Series 2022
0.000% due 06/15/2038 (a)(b)	$500	$255

PUERTO RICO 1.1%

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
5.625% due 07/01/2029	250	269

RHODE ISLAND 1.0%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	250	253

TEXAS 1.1%

Rockwall Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
5.000% due 02/15/2052 (a)	250	275

Total Municipal Bonds & Notes (Cost $17,443)		17,558

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 53.6%

REPURCHASE AGREEMENTS (c) 53.6%
$13,500

Total Short-Term Instruments (Cost $13,500)	13,500

Total Investments in Securities (Cost $30,943)	31,058

Total Investments 123.4% (Cost $30,943)	$31,058

Other Assets and Liabilities, net (23.4)%	(5,886)

Net Assets Applicable to Common Shareholders 100.0%	$25,172

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	When-issued security.

(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
GSC	1.490%	06/30/2022	07/01/2022	$13,500	Fannie Mae 2.500% due 12/01/2051	$(13,998)	$13,500	$13,501

Total Repurchase Agreements						$(13,998)	$13,500	$13,501

26	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
GSC	$13,501	$0	$0	$13,501	$(13,998)	$(497)

Total Borrowings and Other Financing Transactions	$13,501	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$14,732	$0	$14,732
Georgia	0	517	0	517
Kentucky	0	542	0	542
New York	0	715	0	715
Oregon	0	255	0	255
Puerto Rico	0	269	0	269
Rhode Island	0	253	0	253
Texas	0	275	0	275
Short-Term Instruments
Repurchase Agreements	0	13,500	0	13,500

Total Investments	$0	$31,058	$0	$31,058

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	27

Schedule of Investments PIMCO Flexible Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.6%

CORPORATE BONDS & NOTES 4.1%

BANKING & FINANCE 2.9%

Bank of America Corp.
4.375% due 01/27/2027 •(f)	$6,000	$4,994

Barclays PLC
8.000% due 06/15/2024 •(f)(h)	800	788

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	10,000	9,341

BNP Paribas SA
7.000% due 08/16/2028 •(f)(h)	1,300	1,237

Credit Agricole SA
7.875% due 01/23/2024 •(f)(h)	800	791

Credit Suisse Group AG
7.250% due 09/12/2025 •(f)(h)	3,000	2,607

HSBC Holdings PLC
6.500% due 03/23/2028 •(f)(h)	2,200	1,998

ING Groep NV
5.750% due 11/16/2026 •(f)(h)	900	824

Reagan Ranch Development LLC
8.500% due 09/01/2031 «	8,500	8,398

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (d)	10,396	2,735

UBS Group AG
7.000% due 02/19/2025 •(f)(h)	930	924

VM Fund LLC
8.625% due 02/28/2031 «	1,693	1,614

		36,251

INDUSTRIALS 1.2%

CAN Community Health, Inc.
8.500% due 03/01/2028	3,000	3,157

Claremont Mckenna College
3.775% due 01/01/2122	2,975	2,142

Tower Health
4.451% due 02/01/2050	3,500	2,370

UMass Memorial Health Care Obligated Group
5.363% due 07/01/2052	4,500	4,520

Wild Rivers Water Park
8.500% due 11/01/2051	2,500	2,099

		14,288

Total Corporate Bonds & Notes (Cost $55,620)		50,539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 119.2%

ALABAMA 3.7%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 10/01/2052	$7,000	$7,088

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	5,750	5,761

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	1,000	825

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (e)	1,000	1,014

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2046 (e)	1,000	1,012
0.000% due 10/01/2050 (e)	5,250	5,314

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,375	1,463

Montgomery, Alabama General Obligation Bonds, Series 2021
4.000% due 12/01/2038	900	901
4.000% due 12/01/2040	800	790

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	488

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2022
5.000% due 05/01/2053	7,500	7,938

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	2,350	2,120
5.250% due 05/01/2044	11,900	10,661

		45,375

ALASKA 0.3%

Alaska Industrial Development & Export Authority Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 03/01/2025 (d)	3,690	3,253

ARIZONA 1.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2033	500	349
4.500% due 01/01/2039	1,615	1,061
4.500% due 01/01/2049	1,000	631
5.000% due 01/01/2030	645	503
5.000% due 01/01/2054	3,000	2,006
5.125% due 01/01/2054	3,000	1,925

28	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arizona Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2051	$700	$562
6.000% due 07/01/2051	1,500	1,408
7.750% due 01/01/2054	1,250	812

Arizona Industrial Development Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	555	471
5.000% due 01/01/2028	585	483
5.000% due 01/01/2029	1,510	1,261

Arizona Industrial Development Authority Revenue Notes, Series 2020
4.000% due 07/01/2022	345	345

Arizona Industrial Development Authority Revenue Notes, Series 2021
5.500% due 07/01/2031	325	307

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049	1,500	1,350

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	3,000	3,225

		16,699

ARKANSAS 0.3%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	3,585	3,465

CALIFORNIA 11.6%

Alameda County, California Transportation Commission Revenue Bonds, Series 2022
5.000% due 03/01/2045 (a)	4,500	5,087

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	410	428

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	675	675

California Community Choice Financing Authority Revenue Bonds, Series 2022
4.000% due 05/01/2053 (a)	6,750	6,829

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	8,085	7,395
5.000% due 08/01/2049	2,250	2,075

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	1,485	1,224
4.000% due 02/01/2056	8,705	6,928

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	$2,500	$2,214

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (d)	5,200	850

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 03/01/2039	7,600	7,193

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	1,000	978

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	2,990	196
1.610% (MUNIPSA) due 12/01/2050 ~	1,750	1,726
4.000% due 05/01/2051	3,685	3,464

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	2,000	2,167

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,000	926

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	2,890	2,511
4.000% due 09/01/2050 (i)	2,000	1,709

California Municipal Finance Authority Revenue Notes, Series 2021
3.637% due 07/01/2030	1,495	1,306

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(b)	2,500	125
7.500% due 12/01/2040	1,500	977

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	1,500	1,630

California State University Revenue Bonds, Series 2021
2.144% due 11/01/2033	1,500	1,218

California State University Revenue Notes, Series 2021
1.794% due 11/01/2030	2,000	1,675

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.500% due 12/01/2058	2,500	2,517

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	2,500	1,950

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.000% due 09/01/2056	2,000	1,438
3.100% due 07/01/2045	2,500	1,903

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	29

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2056	$5,695	$4,488
4.000% due 08/01/2056	3,800	3,122
4.000% due 10/01/2056	2,000	1,525
4.000% due 02/01/2057	2,000	1,463

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (e)	11,000	5,762
4.300% due 07/01/2059	5,000	4,221
5.000% due 09/01/2037	3,000	2,850

Firebaugh, California Revenue Notes, Series 2019
2.050% due 08/01/2029	1,540	1,320

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (d)	10,000	984
2.746% due 06/01/2034	1,100	951
3.850% due 06/01/2050	9,000	8,129

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.587% due 06/01/2029	6,000	5,336

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	3,550	3,365

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.250% due 06/01/2047	2,000	2,152

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
4.000% due 05/15/2049	4,430	4,184

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2038	2,000	2,212

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,500	2,542

Ontario International Airport Authority, California Revenue Bonds, (AGM Insured), Series 2021
4.000% due 05/15/2036	1,050	1,022

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2035	600	571

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2046	1,000	939

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2044	8,000	8,145

San Francisco, California Special Tax District, City & County Special Tax Notes, Series 2021
4.000% due 09/01/2031	150	146

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	1,000	982

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Silicon Valley Tobacco Securitization Authority, California Revenue Bonds, Series 2007
0.000% due 06/01/2036 (d)	$2,000	$909

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (d)	16,000	2,311
4.000% due 06/01/2049	1,750	1,566

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (d)	1,000	176
5.000% due 06/01/2031	500	536
5.000% due 06/01/2032	1,000	1,068
5.000% due 06/01/2048	875	853

		143,144

COLORADO 3.0%

Aurora Highlands Community Authority Board, Colorado Revenue Bonds, Series 2021
5.750% due 12/01/2051	4,000	3,562

Bradley Heights Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
4.750% due 12/01/2051	5,750	4,358

Clear Creek Transit Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2050	1,000	870
7.900% due 12/15/2050	1,125	995

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	897

Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (e)	3,875	2,279

Colorado Springs, Colorado Utilities System Revenue Bonds, Series 2006
0.950% due 11/01/2036	11,800	11,800

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
5.750% due 12/01/2036	1,000	1,021

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	2,500	2,373

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,500	2,068

Rampart Range Metropolitan District No 5, Colorado Revenue Bonds, Series 2021
4.000% due 12/01/2036	1,250	1,095

Regional Transportation District, Colorado Revenue Bonds, Series 2020
4.000% due 07/15/2040	1,300	1,170

30	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	$2,915	$2,454

Third Creek Metropolitan District No 1, Colorado General Obligation Bonds, Series 2022
4.750% due 12/01/2051	1,000	785

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	500	461

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2040	1,000	985

		37,173

CONNECTICUT 1.8%

Connecticut Housing Finance Authority Revenue Bonds, Series 2017
0.860% due 11/15/2047	11,825	11,825

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2039	1,350	1,349
5.000% due 05/01/2035	1,500	1,670

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2039	1,000	1,090

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	5,065	5,152

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	1,000	1,001

Steel Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2021
4.000% due 04/01/2051	500	407

		22,494

DELAWARE 2.8%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
4.202% due 04/01/2039	21,460	21,132
4.360% due 04/01/2039 (a)	4,655	4,636
7.120% due 04/01/2039	3,785	3,673
7.570% due 04/01/2039 (a)	865	865

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	4,500	4,196

		34,502

FLORIDA 4.3%

Babcock Ranch Community Independent Special Assessment Bonds, Series2022
5.000% due 05/01/2053	1,500	1,411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital Projects Finance Authority, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2031	$1,500	$1,552
5.000% due 10/01/2032	1,350	1,387

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2030	1,600	1,665

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033 ^(b)	500	200
5.000% due 07/01/2043 ^(b)	250	49
5.250% due 07/01/2048 ^(b)	250	49

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2035 (d)	2,875	1,203

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	5,940	375

Charlotte County Industrial Development Authority, Florida Revenue Bonds, Series 2021
4.000% due 10/01/2041	3,000	2,413

Florida Development Finance Corp. Revenue Bonds, Series 2019
6.250% due 01/01/2049	1,000	990
6.500% due 01/01/2049	2,105	2,016

Florida Development Finance Corp. Revenue Bonds, Series 2021
4.000% due 11/15/2035	850	842

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2022
5.000% due 10/01/2034	2,400	2,643
5.000% due 10/01/2035	2,500	2,737

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
0.600% due 11/15/2042	21,600	21,600

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,075

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	1,000	1,030

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2034 (d)	1,850	1,036

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2022
5.000% due 11/01/2040 (a)	1,150	1,187
5.000% due 11/01/2047 (a)	1,900	1,929

Palm Beach County, Florida Revenue Bonds, Series 2021
5.000% due 06/01/2057	500	476

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	31

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033	$2,130	$2,198

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2050	500	365

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2042 (d)	1,000	386
0.000% due 09/01/2045 (d)	1,850	597
4.000% due 07/01/2039	1,200	1,168

		52,579

GEORGIA 2.4%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2036	3,000	2,980

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040 ^(b)	400	212

Burke County, Georgia Development Authority Revenue Bonds, Series 2013
2.925% due 11/01/2053	1,000	997

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
4.125% due 11/01/2045	1,500	1,387

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,000	959

Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2021
4.000% due 04/01/2056	1,000	694

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	3,500	3,476

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
1.541% (US0001M) due 08/01/2048 ~	1,000	992

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,750	1,756

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 05/01/2052	6,350	6,361

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	1,830
5.000% due 01/01/2048	1,000	1,041

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063 (a)	8,000	7,398

		30,083

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUAM 0.1%

Guam Department of Education Certificates of Participation Notes, Series 2020
4.250% due 02/01/2030	$1,500	$1,460

IDAHO 0.3%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	5,000	3,599

ILLINOIS 7.1%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	2,000	2,026

Chicago Board of Education, Illinois General Obligation Bonds, Series 2021
5.000% due 12/01/2034	3,650	3,771

Chicago Board of Education, Illinois General Obligation Bonds, Series 2022
4.000% due 12/01/2047	4,000	3,504

Chicago Board of Education, Illinois General Obligation Notes, Series 2019
0.000% due 12/01/2026 (d)	1,000	843

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2052	1,000	1,032

Chicago Park District, Illinois General Obligation Bonds, Series 2020
4.000% due 01/01/2034	1,200	1,187

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,000	958

Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 1999
0.000% due 01/01/2027 (d)	1,000	847

Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2024	1,915	1,965

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2027	1,700	1,735
5.000% due 01/01/2036	1,000	1,012

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	2,000	2,149

Chicago, Illinois General Obligation Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,033

Chicago, Illinois General Obligation Bonds, Series 2020
5.000% due 01/01/2031	1,000	1,050

32	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
5.000% due 11/01/2042	$1,000	$1,005

Chicago, Illinois Waterworks Revenue Bonds, Series 2014
4.000% due 11/01/2032	50	51

Cook County, Illinois General Obligation Bonds, Series 2021
5.000% due 11/15/2032	1,200	1,327

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	2,000	2,063

Illinois Finance Authority Revenue Bonds, Series 2017
5.125% due 02/15/2045 ^(b)	250	162

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2049	2,100	1,858

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2040	1,750	1,732

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2031	2,000	2,184

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,105	1,207

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2029	950	978

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	3,400	3,292

Illinois State General Obligation Bonds, Series 2022
5.000% due 03/01/2024	3,000	3,109
5.000% due 03/01/2025	2,040	2,144
5.000% due 03/01/2026	4,000	4,254

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2026	5,000	5,357
5.000% due 11/01/2027	3,530	3,808

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	1,500	1,543

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	1,250	1,279
5.500% due 05/01/2030	4,500	4,978

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,215	3,282

Illinois State Revenue Bonds, Series 2018
4.750% due 06/15/2043	3,000	3,052

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2034 (d)	1,000	600
0.000% due 06/15/2035 (d)	2,000	1,142

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
4.000% due 12/15/2047	765	670
4.000% due 06/15/2052	7,260	6,270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	$2,000	$2,327

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.957% due 01/01/2032	2,000	1,784

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2030	2,250	2,513

		87,083

INDIANA 1.3%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	2,750	2,714

Indiana Finance Authority Revenue Bonds, Series 2010
2.500% due 11/01/2030	3,825	3,335

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	1,000	907

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	8,000	6,342

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
5.000% due 11/15/2046	1,000	1,057

Whiting, Indiana Revenue Bonds, Series 2019
5.000% due 12/01/2044	2,000	2,154

		16,509

IOWA 2.6%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
1.148% due 08/15/2032	3,900	3,880

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
1.050% due 08/15/2029	8,125	8,115

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	6,230	6,225

Iowa Finance Authority Revenue Bonds, Series 2021
1.500% due 01/01/2042	4,500	4,473

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
0.000% due 06/01/2065 (d)	89,745	9,200

		31,893

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	33

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 2.3%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	$685	$624

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.125% due 07/01/2055	2,660	2,206

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000	2,019
4.000% due 01/01/2049	5,500	5,567

Kentucky Public Energy Authority Revenue Bonds, Series 2022
2.212% (SOFRRATE) due 08/01/2052 ~	5,400	5,145
4.000% due 08/01/2052	1,325	1,327

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2035	1,000	1,041
4.000% due 11/01/2036	1,000	1,039

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	2,000	1,803

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2022
5.000% due 09/01/2041 (a)	7,500	8,128

		28,899

LOUISIANA 1.1%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2021
2.500% due 04/01/2036	1,595	1,297

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
0.000% due 10/01/2029 (e)	305	292

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	300	333
6.350% due 10/01/2040	2,200	2,440

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	2,500	2,613

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,750	2,661

Tangipahoa Parish Hospital Service District No 1, Louisiana Revenue Bonds, Series 2021
5.000% due 02/01/2034	4,000	4,290

		13,926

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MAINE 0.1%

Finance Authority of Maine Revenue Bonds, Series 2019
5.250% due 06/15/2034 ^(b)	$500	$195

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,031

		1,226

MARYLAND 2.3%

Baltimore County, Maryland General Obligation Bonds, Series 2022
5.000% due 03/01/2035	3,770	4,416

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,080	1,126

Maryland Economic Development Corp. Revenue Bonds, Series 2020
4.000% due 07/01/2040	1,000	890

Maryland Economic Development Corp. Revenue Bonds, Series 2021
3.997% due 04/01/2034	1,240	1,094

Maryland Economic Development Corp. Tax Allocation Bonds, Series 2020
4.000% due 09/01/2040	1,000	877

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2037	225	211

Maryland State General Obligation Bonds, Series 2022
5.000% due 06/01/2035	9,900	11,654

Maryland State Transportation Authority Revenue Bonds, Series 2021
5.000% due 07/01/2046	2,100	2,335
5.000% due 07/01/2051	4,900	5,424

		28,027

MASSACHUSETTS 0.7%

Massachusetts Development Finance Agency Revenue Bonds, Series 2013
5.000% due 07/01/2044	5,215	5,241

Massachusetts Development Finance Agency Revenue Bonds, Series 2021
4.000% due 07/01/2046	1,000	889
5.000% due 07/01/2032	250	269

Massachusetts Development Finance Agency Revenue Notes, Series 2021
5.000% due 07/01/2030	150	164

Massachusetts School Building Authority Revenue Bonds, Series 2019
5.000% due 02/15/2044	1,500	1,628

		8,191

34	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 1.4%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	$460	$523

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	9,000	7,227

Detroit, Michigan General Obligation Notes, Series 2021
2.189% due 04/01/2024	400	386

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
1.248% (US0003M) due 07/01/2032 ~	2,930	2,861

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (d)	5,000	1,074
0.000% due 06/01/2065 (d)	15,000	1,374

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 05/01/2046	1,100	988

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (d)	12,000	1,307
0.000% due 06/01/2058 (d)	25,000	1,151

		16,891

MINNESOTA 0.6%

Minneapolis, Minnesota General Obligation Notes, Series 2021
4.000% due 12/01/2029	3,000	3,236

Minnesota Municipal Gas Agency Revenue Bonds, Series 2022
4.000% due 12/01/2052	3,500	3,589

St Paul Park, Minnesota Revenue Bonds, Series 2018
5.000% due 05/01/2053	1,000	1,001

		7,826

MISSOURI 0.3%

Cape Girardeau County, Missouri Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 03/01/2046	1,400	1,186

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2049	1,000	965

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2020
4.000% due 03/01/2039	1,000	953

		3,104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 0.1%

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (d)	$13,500	$1,632

NEW HAMPSHIRE 0.4%

New Hampshire Business Finance Authority Revenue Bonds, Series 2018
1.285% (MUNIPSA) due 10/01/2033 ~	1,000	964

New Hampshire Business Finance Authority Revenue Bonds, Series 2021
4.000% due 01/01/2041	2,250	1,993

New Hampshire Business Finance Authority Revenue Notes, Series 2019
2.150% due 09/01/2025	1,000	983

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2030	280	271
4.000% due 01/01/2031	295	282

New Hampshire Health and Education Facilities Authority Act Revenue Notes, Series 2017
4.125% due 07/01/2024 ^(b)	1,035	414

		4,907

NEW JERSEY 2.9%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	955	989

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2040	1,000	960

New Jersey Economic Development Authority Revenue Notes, Series 2017
5.000% due 06/15/2027	1,450	1,565

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	2,250	2,413
5.250% due 04/01/2027 (i)	6,000	6,469

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	3,050	3,212

New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 12/15/2031 (d)	6,165	4,241

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2009
0.000% due 12/15/2034 (d)	3,000	1,741

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (d)	2,000	1,290

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	35

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
4.000% due 12/15/2031	$3,000	$3,050

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2039	1,000	979

New Jersey Turnpike Authority Revenue Bonds, Series 2021
4.000% due 01/01/2042	2,500	2,500

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	900	900
5.250% due 06/01/2046	1,000	1,041

Union County, New Jersey Improvement Authority Revenue Bonds, Series 2021
8.500% due 06/01/2041	5,000	4,167

		35,517

NEW YORK 12.3%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	4,350	4,340

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2040	500	507

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2039	3,250	3,189

Huntington Local Development Corp., New York Revenue Notes, Series 2021
3.000% due 07/01/2025	1,725	1,648

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
1.261% (US0001M) due 11/01/2041 ~	1,000	996

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2029	2,230	2,366

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,000	1,060

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,030	1,048

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
5.000% due 12/01/2034	1,160	1,227

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,035

New York City Housing Development Corp. Revenue Bonds, Series 2014
4.500% due 02/15/2048	1,000	996

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
9.139% due 03/01/2026	$3,000	$3,079

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2028	1,350	1,476

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2021
4.000% due 07/15/2036	2,500	2,480

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
0.620% due 08/01/2039	5,000	5,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2039	1,000	999
4.000% due 11/01/2040	5,000	4,975
4.000% due 05/01/2041	2,270	2,250

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 11/01/2040	5,000	4,975
4.000% due 05/01/2047	5,000	4,848

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
5.000% due 08/01/2039 (a)	12,000	13,338

New York City, New York Water & Sewer System Revenue Bonds, Series 2010
0.650% due 06/15/2043	7,100	7,100

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2055 (d)	26,000	1,711
0.000% due 06/01/2060 (d)	90,000	2,665

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	1,250	1,404

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	4,000	3,905

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	10,000	9,623

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
5.000% due 05/01/2052	2,250	2,335

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	1,500	1,605

36	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	$2,420	$2,444
4.000% due 02/15/2047	6,435	6,269

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2039	565	557

New York State Thruway Authority New York State Personal Income Tax Revenue Bonds, Series 2021
5.000% due 03/15/2033	9,810	11,165

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2042	1,000	1,077

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2036	500	506

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.000% due 10/01/2040	1,500	1,512
5.250% due 08/01/2031	2,815	2,934

New York Transportation Development Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2033	8,500	8,952

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	2,000	2,046

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	1,500	1,459

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	1,015	877

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (d)	62,170	6,416

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	8,275	8,075

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2020
5.000% due 11/15/2054	1,500	1,605

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2035	1,000	1,072

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,250	1,235

Yonkers Economic Development Corp., New York Revenue Bonds, Series 2019
5.000% due 10/15/2054	930	868

		151,249

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 4.2%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	$3,400	$3,864

North Carolina Medical Care Commission Revenue Bonds, Series 2004
0.920% due 11/01/2034	35,000	35,000

North Carolina Medical Care Commission Revenue Bonds, Series 2019
4.000% due 11/01/2052	10,800	10,361

North Carolina Medical Care Commission Revenue Bonds, Series 2021
4.000% due 03/01/2051	900	663

North Carolina Medical Care Commission Revenue Notes, Series 2021
4.000% due 03/01/2030	285	263
4.000% due 03/01/2031	290	264

North Carolina Turnpike Authority Revenue Bonds, Series 2019
4.000% due 01/01/2055	1,000	857

		51,272

NORTH DAKOTA 0.1%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
6.625% due 12/15/2031	1,500	905
7.000% due 12/15/2043	1,000	580

		1,485

OHIO 6.0%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	2,500	2,546

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2010
0.630% due 06/01/2034	10,000	10,000

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (d)	59,265	7,630

Cleveland-Cuyahoga County, Ohio Port Authority Tax Allocation Bonds, Series 2021
4.000% due 12/01/2055	1,000	795

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2044	1,000	1,011

Franklin County, Ohio Revenue Bonds, Series 2019
4.000% due 12/01/2044	1,575	1,490

Kent State University, Ohio Revenue Bonds, Series 2022
5.000% due 05/01/2034 (a)	1,425	1,599

Lucas County, Ohio Revenue Bonds, Series 2018
5.250% due 11/15/2048	3,060	2,933

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	37

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Montgomery County, Ohio Revenue Bonds, Series 2018
6.250% due 04/01/2049 ^(b)	$3,185	$1,198

Ohio Air Quality Development Authority Dayton Power And Light Company Project Revenue Bonds, Series 2015
4.250% due 11/01/2040	2,000	2,018

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	9,000	9,123

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	1,000	971

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	1,000	906

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	5,850	5,312

Ohio Air Quality Development Authority Revenue Notes, Series 2019
3.250% due 09/01/2029	2,000	1,877

Ohio Higher Educational Facility Commission Revenue Bonds, Series 2008
0.600% due 01/01/2043	13,400	13,400

Ohio State Revenue Bonds, Series 2020
5.000% due 11/15/2032	1,040	1,114
5.000% due 11/15/2034	1,720	1,832

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	2,700	2,343

Southern Ohio Port Authority Revenue Notes, Series 2020
6.250% due 12/01/2025	1,500	1,452
6.500% due 12/01/2030	1,500	1,369

State of Ohio Cleveland Clinic Health System Obligated Group, Series 2021
5.000% due 01/01/2034	2,425	2,735

		73,654

OKLAHOMA 0.6%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2035	1,000	902

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	6,000	4,863

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	2,000	1,967

		7,732

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 1.0%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2020
5.375% due 11/15/2055	$750	$718

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(b)	3,900	285

Oregon State Business Development Commission Revenue Bonds, Series 2018
6.500% due 04/01/2031 ^(b)	8,500	620

Oregon State Business Development Commission Revenue Bonds, Series 2020
9.000% due 04/01/2037 ^(b)	5,230	382

Salem Hospital Facility Authority, Oregon Revenue Bonds, Series 2022
4.000% due 05/15/2047	875	747
4.000% due 05/15/2057	1,000	808

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
5.000% due 06/15/2033	2,200	2,517

Washington & Multnomah Counties School District No 48J Beaverton, Oregon General Obligation Bonds, Series 2022
0.000% due 06/15/2037 (a)(d)	8,000	4,309
0.000% due 06/15/2041 (a)(d)	5,000	2,139

		12,525

PENNSYLVANIA 5.5%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	3,500	3,521

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	2,000	1,472

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	1,940	2,332

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050 (g)	10,000	9,082

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2019
0.650% due 06/01/2035	12,585	12,585

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
2.010% (MUNIPSA) due 08/15/2038 ~(i)	3,000	2,962

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,000	1,894

38	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	$2,135	$2,008

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.400% due 12/01/2038 ^(b)	450	253

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 12/31/2030	6,695	6,907

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2019
3.000% due 04/01/2039	3,000	2,584

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
0.300% due 04/01/2049	5,000	4,998
5.000% due 10/15/2031	1,400	1,576
9.000% due 04/01/2051	5,000	5,735

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2015
5.000% due 12/31/2022	1,000	1,013

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	1,000	1,020

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2043	1,325	1,298
5.000% due 12/01/2046	4,055	4,411

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	2,500	2,340

		67,991

PUERTO RICO 10.7%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (d)	87,500	5,002

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (d)	32,656	16,287
0.000% due 11/01/2051 (d)	36,523	15,751
6.150% due 07/01/2038 «	1,000	22

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (d)	9,050	5,097
4.000% due 07/01/2033	3,063	2,814
4.000% due 07/01/2035	2,754	2,473
4.000% due 07/01/2037	2,363	2,098
5.750% due 07/01/2031	3,231	3,536

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (d)	1,576	1,443
5.625% due 07/01/2027	783	834

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^	$15,238	$13,524

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012
5.250% due 07/01/2042	1,000	1,000

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2022 ^(b)	600	510
5.250% due 07/01/2023	3,540	3,009
5.250% due 07/01/2030 ^(b)	300	255

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 1998
5.000% due 07/01/2028 ^(b)	2,090	334

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2003
5.000% due 07/01/2028 ^(b)	2,325	372
5.000% due 07/01/2042 ^(b)	2,000	1,105

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2005
5.000% due 07/01/2026 ^(b)	7,000	3,868
5.000% due 07/01/2030 ^(b)	7,400	4,088

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.000% due 07/01/2024 ^(b)	1,950	1,077
5.000% due 07/01/2046 ^(b)	5,000	2,763

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (d)	4,110	1,110
0.000% due 07/01/2051 (d)	139,831	27,980
5.000% due 07/01/2058	7,100	6,997

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	3,000	2,825
4.550% due 07/01/2040	1,450	1,400
4.784% due 07/01/2058	4,490	4,300

		131,874

RHODE ISLAND 0.8%

Tobacco Settlement Financing Corp, Rhode Island Revenue Bonds, Series 2015
4.500% due 06/01/2045	4,000	4,049

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (d)	1,700	264

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	5,250	5,322

		9,635

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	39

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH CAROLINA 0.9%

Piedmont Municipal Power Agency, South Carolina Revenue Bonds, Series 2021
4.000% due 01/01/2033	$5,000	$5,048

Piedmont Municipal Power Agency, South Carolina Revenue Notes, Series 2021
4.000% due 01/01/2031	1,500	1,559

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2046	2,000	2,102

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2021
6.500% due 06/01/2051	500	399

South Carolina Jobs-Economic Development Authority Revenue Notes, Series 2021
8.750% due 07/01/2025	700	697

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.784% due 12/01/2041	1,000	1,120

		10,925

TENNESSEE 1.6%

Franklin Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2017
6.500% due 06/01/2027 ^(b)	2,620	707

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.500% due 07/01/2037	1,420	1,087
5.625% due 01/01/2046	1,900	1,375

Metropolitan Government of Nashville & Davidson County, Tennessee Industrial Development Board Special Assessment Bonds, Series 2021
0.000% due 06/01/2043 (d)	2,000	622

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	2,250	2,064

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	10,185	10,247

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,000	1,012

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2018
4.000% due 11/01/2049	2,500	2,539

		19,653

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 7.5%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	$2,675	$2,148
12.000% due 12/01/2045	9,000	8,131

Austin, Texas Airport System Revenue Bonds, Series 2022
5.000% due 11/15/2030	1,750	1,939

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2021
5.000% due 11/15/2035	1,500	1,734

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	1,000	989
9.000% due 03/01/2039	2,545	2,756

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2022
10.000% due 06/01/2042	3,000	2,929

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,250	2,162
6.500% due 07/01/2026	2,750	2,646

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
5.000% due 01/01/2046	1,000	1,057

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (d)	10,000	5,062
5.000% due 08/15/2042	1,000	1,018

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2026	1,000	1,032

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2021
4.000% due 11/01/2039	5,235	5,223

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
3.000% due 08/01/2052	6,050	6,108

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	3,000	2,841

Houston, Texas Combined Utility System Revenue Bonds, Series 2018
0.920% due 05/15/2034	7,215	7,215

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	4,260	3,773

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2036	2,065	1,549
5.000% due 07/01/2046	5,750	3,712

40	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
5.000% due 07/01/2047	$1,500	$1,050

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
5.000% due 12/01/2054	250	222

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	3,000	2,564

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Notes, Series 2016
4.000% due 07/01/2022	1,160	638
4.000% due 07/01/2023	50	27
4.000% due 07/01/2024	40	22

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	250	246

Port of Beaumont Industrial Development Authority, Texas Revenue Notes, Series 2021
4.100% due 01/01/2028	7,300	6,553

Rockwall Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
5.000% due 02/15/2052 (a)	3,275	3,608

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	4,000	3,699

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2022
2.000% due 02/01/2049	1,500	1,422

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
2.675% (US0003M) due 12/15/2026 ~	3,000	2,871

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 12/31/2033	3,000	3,131
5.000% due 06/30/2058	2,500	2,488

		92,565

U.S. VIRGIN ISLANDS 2.0%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2032	6,540	6,730
5.000% due 10/01/2039	10,565	10,675

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2028	6,500	6,693

		24,098

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 0.6%

Military Installation Development Authority, Utah Revenue Bonds, Series 2021
4.000% due 06/01/2052	$6,500	$4,930

UIPA Crossroads Public Infrastructure District, Utah Tax Allocation Bonds, Series 2021
4.375% due 06/01/2052	2,500	2,030

		6,960

VIRGINIA 4.4%

Albemarle County, Virginia Economic Development Authority Revenue Bonds, Series 2018
0.620% due 10/01/2048	21,025	21,025

Carilion Clinic Obligated Group, Virginia Revenue Bonds, Series 2020
4.000% due 07/01/2051	5,725	5,500

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	4,250	3,986

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2055	3,500	3,143

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2022
4.000% due 05/15/2036	7,000	7,074

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2052	440	448

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (d)	29,035	1,532
5.500% due 07/01/2044	5,000	4,900
7.500% due 07/01/2052	3,500	3,430

Virginia Small Business Financing Authority Revenue Bonds, Series 2022
5.000% due 07/01/2033	3,235	3,482

		54,520

WASHINGTON 1.5%

Seattle, Washington General Obligation Bonds, Series 2021
4.000% due 12/01/2033	3,560	3,788

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	3,000	2,765

Washington Health Care Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/01/2042	6,530	6,713

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	41

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	$4,850	$4,639

		17,905

WEST VIRGINIA 0.9%

Monongalia County, West Virginia Commission Excise Tax District Revenue Bonds, Series 2021
4.875% due 06/01/2043	1,000	883

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	70,100	5,679

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	4,000	3,664

West Virginia Economic Development Authority Revenue Bonds, Series 2021
4.125% due 07/01/2045	500	497

		10,723

WISCONSIN 3.4%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.000% due 06/01/2037	2,000	1,854
6.750% due 08/01/2031	7,000	5,779
7.000% due 01/01/2050	1,000	1,082

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	2,000	1,230
7.000% due 07/01/2048	1,800	1,490

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	1,500	1,273

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
5.000% due 01/01/2055	1,000	892
5.250% due 03/01/2055	1,500	1,405

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	4,725	298
4.000% due 09/30/2051	985	795
4.000% due 03/31/2056	4,000	3,145
4.500% due 06/01/2056	3,500	2,622
5.000% due 07/01/2037	500	528
5.000% due 07/01/2039	500	524
5.000% due 07/01/2041	500	522
5.250% due 07/01/2061	1,450	1,198
5.625% due 06/01/2050	2,015	1,554
6.500% due 09/01/2036	3,375	3,206
6.500% due 06/01/2045	1,850	1,478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2052	$2,000	$1,861

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2037 (d)	3,200	1,652
0.000% due 12/15/2039 (d)	3,250	1,509

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/15/2036	2,375	2,359
4.000% due 08/15/2046	4,000	3,721

		41,977

Total Municipal Bonds & Notes (Cost $1,558,382)		1,466,200

	SHARES
MUTUAL FUNDS 2.0%

BlackRock MuniHoldings California Quality Fund, Inc.	420,229	5,030

BlackRock MuniHoldings Fund, Inc.	167,840	2,130

BlackRock MuniVest Fund, Inc.	400,900	2,987

BlackRock MuniYield Quality Fund III, Inc.	198,534	2,315

BlackRock New York Municipal Income Trust	40,759	449

Nuveen California Quality Municipal Income Fund	401,979	4,956

Nuveen Municipal Credit Income Fund	299,280	3,759

Nuveen Quality Municipal Income Fund	300,646	3,749

Total Mutual Funds (Cost $30,061)		25,375

PREFERRED SECURITIES 1.4%

BANKING & FINANCE 1.4%

Bank of America Corp.
5.875% due 03/15/2028 •(f)	3,740,000	3,289

Charles Schwab Corp.
4.000% due 06/01/2026 •(f)	1,500,000	1,273

42	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

	SHARES	MARKET VALUE (000S)
4.000% due 12/01/2030 •(f)	$2,400,000	$1,850
5.000% due 12/01/2027 •(f)	3,400,000	2,751

Citigroup, Inc.
5.000% due 09/12/2024 •(f)	1,000,000	883

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(f)	800,000	707
6.100% due 10/01/2024 •(f)	1,000,000	934

SVB Financial Group
4.100% due 02/15/2031 •(f)	3,050,000	2,113

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	3,200,000	2,912

		16,712

INDUSTRIALS 0.0%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(f)	600,000	528

Total Preferred Securities (Cost $21,235)		17,240

SHORT-TERM INSTRUMENTS 8.9%

REPURCHASE AGREEMENTS (j) 0.7%
		8,139

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 8.2%
1.117% due 07/05/2022 - 09/15/2022 (c)(d)	$100,800	$100,606

Total Short-Term Instruments (Cost $108,764)		108,745

Total Investments in Securities (Cost $1,774,062)		1,668,099

Total Investments 135.6% (Cost $1,774,062)		$1,668,099

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation Value (30.4)%		(373,881)

Financial Derivative Instruments (k) (0.1)% (Cost or Premiums, net $0)		(1,143)

Other Assets and Liabilities, net (5.1)%		(62,853)

Net Assets Applicable to Common Shareholders 100.0%		$1,230,222

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Security becomes interest bearing at a future date.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(h)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	43

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets applicable to Common share holders
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	02/24/2022	$2,156	$1,709	0.14%
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	2.010	08/15/2038	09/14/2021	3,077	2,962	0.24
New Jersey Economic Development Authority Revenue Notes, Series 2019	5.250	04/01/2027	04/21/2022	6,532	6,469	0.53

				$11,765	$11,140	0.91%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$8,139	U.S. Treasury Notes 3.000% due 06/30/2024	$(8,302)	$8,139	$8,139

Total Repurchase Agreements						$(8,302)	$8,139	$8,139

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$8,139	$0	$0	$8,139	$(8,302)	$(163)

Total Borrowings and Other Financing Transactions	$8,139	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

44	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2022	885	$(104,900)	$683	$0	$(899)
U.S. Treasury 30-Year Bond September Futures	09/2022	46	(6,377)	46	0	(78)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	71	(10,958)	101	0	(166)

Total Futures Contracts				$830	$0	$(1,143)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(1,143)	$0	$(1,143)

Cash of $3,785 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,143	$1,143

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	45

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,385	$9,385

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$840	$840

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$16,898	$19,353	$36,251
Industrials	0	14,288	0	14,288
Municipal Bonds & Notes
Alabama	0	45,375	0	45,375
Alaska	0	3,253	0	3,253
Arizona	0	16,699	0	16,699
Arkansas	0	3,465	0	3,465
California	0	143,144	0	143,144
Colorado	0	37,173	0	37,173
Connecticut	0	22,494	0	22,494
Delaware	5,501	29,001	0	34,502
Florida	0	52,579	0	52,579
Georgia	0	30,083	0	30,083
Guam	0	1,460	0	1,460
Idaho	0	3,599	0	3,599
Illinois	0	87,083	0	87,083
Indiana	0	16,509	0	16,509
Iowa	0	31,893	0	31,893
Kentucky	0	28,899	0	28,899
Louisiana	0	13,926	0	13,926
Maine	0	1,226	0	1,226
Maryland	0	28,027	0	28,027
Massachusetts	0	8,191	0	8,191
Michigan	0	16,891	0	16,891
Minnesota	0	7,826	0	7,826
Missouri	0	3,104	0	3,104
Nevada	0	1,632	0	1,632
New Hampshire	0	4,907	0	4,907
New Jersey	0	35,517	0	35,517
New York	0	151,249	0	151,249
North Carolina	0	51,272	0	51,272
North Dakota	0	1,485	0	1,485
Ohio	0	73,654	0	73,654
Oklahoma	0	7,732	0	7,732
Oregon	0	12,525	0	12,525
Pennsylvania	0	67,991	0	67,991
Puerto Rico	0	131,852	22	131,874
Rhode Island	0	9,635	0	9,635

46	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
South Carolina	$0	$10,925	$0	$10,925
Tennessee	0	19,653	0	19,653
Texas	0	92,565	0	92,565
U.S. Virgin Islands	0	24,098	0	24,098
Utah	0	6,960	0	6,960
Virginia	0	54,520	0	54,520
Washington	0	17,905	0	17,905
West Virginia	0	10,723	0	10,723
Wisconsin	0	41,977	0	41,977
Mutual Funds	25,375	0	0	25,375
Preferred Securities
Banking & Finance	0	16,712	0	16,712
Industrials	0	528	0	528
Short-Term Instruments
Repurchase Agreements	0	8,139	0	8,139
U.S. Treasury Bills	0	100,606	0	100,606
Total Investments	$30,876	$1,617,848	$19,375	$1,668,099

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(1,143)	$0	$(1,143)
Total Financial Derivative Instruments	$0	$(1,143)	$0	$(1,143)
Totals	$30,876	$1,616,705	$19,375	$1,666,956

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 12/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,966	$18,266	$(307)	$2	$7	$(581)	$0	$0	$19,353	$(578)
Municipal Bonds & Notes
Puerto Rico	0	0	0	0	0	22	0	0	22	22

Totals	$1,966	$18,266	$(307)	$2	$7	$(559)	$0	$0	$19,375	$(556)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$9,341	Other Valuation Techniques(2)	—	—	—
	10,012	Proxy Pricing	Base Price	94.680-100.000	99.142
Municipal Bonds & Notes
Puerto Rico	22	Other Valuation Techniques(2)	—	—	—

Total	$19,375

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	47

Notes to Financial Statements

1. ORGANIZATION

PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund (each a “Fund” and collectively the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Municipal Income Fund and PIMCO California Flexible Municipal Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Municipal Income Fund commenced operations on March 15, 2019, and PIMCO California Flexible Municipal Income Fund commenced operations on June 27, 2022. Each Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. PIMCO Flexible Municipal Income Fund currently offers four classes of Common Shares: Institutional Class, Class A-1, Class A-2 and Class A-3. Institutional Class, Class A-1 and Class A-3 Common Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2 and Class A-3 Shares are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. PIMCO California Flexible Municipal Income Fund has five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. PIMCO California Flexible Municipal Income Fund currently offers Institutional Class Common Shares only. PIMCO California Flexible Municipal Income Fund is not offering Class A-1, Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO California Flexible Municipal Income Fund	February 8, 2022

PIMCO Flexible Municipal Income Fund	November 20, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for each Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis.

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Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as each Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Flexible Municipal Income Fund	Daily	Monthly

PIMCO Flexible Municipal Income Fund	Daily	Monthly

Each Fund also intends to distribute to shareholders their pro rata share of any available net capital gain and taxable ordinary income, if any. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal

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Notes to Financial Statements (Cont.)

period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other

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transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the associated recordkeeping requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to that Fund or class by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities

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Notes to Financial Statements (Cont.)

received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments. A Fund’s investments in closed-end management investment companies are valued at the market price of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by a Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

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Notes to Financial Statements (Cont.)

assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Other Investment Companies  The Funds may invest up to 5% of their total assets in securities of other closed-end investment companies that invest primarily in municipal bonds and other municipal securities of the types in which the Funds may invest directly (“Acquired Funds”). A copy of each Acquired Fund’s shareholder report is available at the SEC website at www.sec.gov.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally,

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Notes to Financial Statements (Cont.)

a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

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The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to a Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, a Fund may then invest the cash received in additional securities, generating leverage for a Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility

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Notes to Financial Statements (Cont.)

provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Fund holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Fund holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets. If a Fund holds a recourse TOBs Residual, the Fund (and, indirectly, holders of the Fund’s Common Shares) would typically bear the losses. In particular, if a Fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Fund would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. Each Fund may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Each Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

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The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

For the period ended June 30, 2022, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*

PIMCO California Flexible Municipal Income Fund **	$0	0.00%

PIMCO Flexible Municipal Income Fund	27,941	0.95%

*	Annualized
**	As of June 30, 2022, the Fund does not hold any Tender Option Bonds.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying

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Notes to Financial Statements (Cont.)

degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted, including when a Fund has entered into a contractual arrangement with a third party futures commission merchant or counterparty that requires cash settlement), a Fund is permitted to segregate or “earmark” liquid assets equal to a Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e. the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Fund will have the ability to utilize such instruments to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the instrument. Except as otherwise described in the principal investment strategies for the Fund, the Fund will no longer be required to engage in asset segregation or cover techniques as of August 19, 2022.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

Principal risks associated with investment in the Funds are listed below.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

California State-Specific Risk	X	X

Call Risk	X	X

Confidential Information Access Risk	X	X

Counterparty Risk	X	X

Credit Default Swaps Risk	X

Credit Risk	X	X

Cybersecurity Risk	X	X

Derivatives Risk	X	X

Distribution Risk	X	X

High Yield Securities Risk	X	X

Inflation/Deflation Risk	X	X

Insurance Risk	X	X

Interest Rate Risk	X	X

Issuer Risk	X	X

Leverage Risk	X	X

Liquidity Risk	X	X

Management Risk	X	X

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	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

Market Disruptions Risk	X	X

Market Risk	X	X

Municipal Bond Market Risk	X	X

Municipal Bond Risk	X	X

Municipal Project-Specific Risk	X	X

New York State-Specific Risk	X	X

New/Small Fund Risk	X

Non-Diversification Risk	X

Operational Risk	X	X

Other Investment Companies Risk	X	X

Portfolio Turnover Risk	X	X

Potential Conflicts of Interest Risk - Allocation of Investment Opportunities	X	X

Private Placements Risk	X	X

Puerto Rico-Specific Risk	X	X

Regulatory Changes Risk	X	X

Regulatory Risk—LIBOR	X	X

Reinvestment Risk	X	X

Repurchase Offers Risk	X	X

Securities Lending Risk	X	X

Segregation and Coverage Risk	X	X

Tax Risk	X	X

Valuation Risk	X	X

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk  is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

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Notes to Financial Statements (Cont.)

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management, counterparty, operational and legal risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a

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counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Distribution Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Insurance Risk  The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Municipal Bond Market Risk  is the risk that the Fund may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Fund as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

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Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

New/Small Fund Risk  is the risk that a new or smaller fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, the Fund maybe affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities  The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the Act, the

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Notes to Financial Statements (Cont.)

Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Puerto Rico-Specific Risk  is the risk that the Fund may be affected significantly by political, economic, environmental, social, regulatory or restructuring developments affecting the ability of Puerto Rican municipal issuers to pay interest or repay principal. Certain issuers of Puerto Rico municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Puerto Rico issuers to pay principal or interest on their obligations. Provisions of the Puerto Rico Constitution and Commonwealth laws, including a federally-appointed oversight board to oversee the Commonwealth’s financial operations, which limit the taxing and spending authority of Puerto Rico governmental entities may impair the ability of Puerto Rico issuers to pay principal and/or interest on their obligations. While Puerto Rico’s economy is broad, it does have major concentrations in certain industries, such as manufacturing and service, and may be sensitive to economic problems affecting those industries. Future Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation, debt restructuring, and voter initiatives as well an environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of Puerto Rico issuers.

Regulatory Changes Risk  is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

Regulatory Risk — LIBOR  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

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Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Offers Risk  is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, intends to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Securities Lending Risk  When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Except as otherwise described in the principal investment strategies for the Fund, the Fund will no longer be required to engage in asset segregation or cover techniques as of August 19, 2022.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

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Notes to Financial Statements (Cont.)

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to an investment management agreement between the Manager and the Funds (the “Investment Management Agreement”), each Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent the Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “total managed assets”. Pursuant to the Investment Management Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor”, an affiliate of PIMCO,) serves as the principal underwriter and distributor of each Funds’ shares pursuant to a distribution contract (“Distribution Contract”) with each Fund.

PIMCO Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2, Class A-3 Common Shares of the Fund. PIMCO California Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. The

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Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4
PIMCO California Flexible Municipal Income Fund	0.75%	N/A	0.50%	0.50%	0.75%	0.75%
PIMCO Flexible Municipal Income Fund	0.75%	N/A	0.50%	0.50%	0.75%	N/A

(1)	Calculated as a percentage of each Fund’s average daily “total managed assets” attributable to each class of respective Fund.
(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended June 30, 2022, the Distributor retained $6,565 representing contingent deferred sales charges from PIMCO Flexible Municipal Income Fund.

(c) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees,

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Notes to Financial Statements (Cont.)

officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AGI U.S.”), an affiliate of PIMCO, served as investment manager.

On May 17, 2022, AGI U.S. pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The Funds pay no compensation to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through May 2, 2023, for PIMCO Flexible Municipal Income Fund and June 21, 2023, for PIMCO California Flexible Municipal Income Fund to waive its management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata

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Trustees’ fees exceed 0.10% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed 0.10% of average net assets; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the period ended June 30, 2022, there were no recoverable amounts. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment.

Pursuant to a Management Fee Waiver Agreement, PIMCO contractually agreed, through May 2, 2022, to waive 25% of the management fees it is entitled to receive from PIMCO Flexible Municipal Income Fund pursuant to the Fund’s Investment Management Agreement. The Management Fee Waiver Agreement expired on May 2, 2022. Pursuant to a Management Fee Waiver Agreement between the Fund and PIMCO, PIMCO has contractually agreed, for one year from the initial effective date of the fund’s registration statement (June 21. 2022), to waive 33% of the management fees it is entitled to receive from PIMCO California Flexible Municipal Income Fund pursuant to the Investment Management Agreement.

PIMCO’s waiver of management fees under the Management Fee Waiver Agreements are applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreements shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from a Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreements.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO California Flexible Municipal Income Fund	$1

PIMCO Flexible Municipal Income Fund	1,010

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Acquired Fund Fees and Expenses   Acquired Fund expenses incurred by each Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of each Fund’s assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Flexible Municipal Income Fund	$0	$0	$17,952	$0

PIMCO Flexible Municipal Income Fund	0	0	1,547,208	1,217,815

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. PREFERRED SHARES

PIMCO Flexible Municipal Income Fund (the “Fund”) issued and has outstanding the following series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) as of June 30, 2022:

Series	Shares Outstanding	Original Issue Date	Mandatory Redemption Date(3)
Series 2049-A RVMTP Shares(1)	500	November 18, 2019	November 18, 2049
Series 2050-B RVMTP Shares	750	October 1, 2020	October 1, 2050
Series 2051-A RVMTP Shares(2)	500	December 6, 2021	December 6, 2051
Series 2052-A RVMTP Shares	1,000	January 24, 2022	January 24, 2052
Series 2052-B RVMTP Shares	1,000	April 8, 2022	April 8, 2052

(1)

On May 9, 2022, Series 2050-A RVMTP Shares, originally issued on April 20, 2022, were exchanged for shares of Series 2049-A RVMTP Shares on a one-for-one basis. The remarketable period for the consolidated Series 2049-A RVMTP Shares was extended to May 2025.

(2)

On June 17, 2019, the Fund issued Variable Rate MuniFund Term Preferred Shares, Series 2022 (the “VMTP Shares”), which were redesignated (such redesignation, the “Redesignation”), effective December 6, 2021, as RVMTP Shares, Series 2051-A. Concurrent with the Redesignation, on December 6, 2021, the Fund issued an additional amount of Series 2051-A RVMTP Shares.

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(3)

The RVMTP Shares are subject to a mandatory term redemption date subject to the Fund’s right to extend the term with the consent of the holders of each series of RVMTP Shares. There is no assurance that the term of the RVMTP Shares will be extended.

In the Fund’s Statement of Assets and Liabilities, the Preferred Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to the Redesignation and issuance of each series of RVMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of each series of RVMTP Shares. The liquidation value of the Preferred Shares in the Fund’s Statement of Assets and Liabilities is shown as a liability and represents their liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The Fund may redeem, in whole or from time to time in part, the outstanding RVMTP Shares at a redemption price per share equal to (i) the liquidation preference of the RVMTP Shares, plus (ii) an amount equal to all unpaid dividends and other distributions accumulated from and including the date of issuance to (but excluding) the date of redemption (whether or not earned or declared by the Fund, but without interest thereon) plus (iii) any applicable optional redemption premium. No Preferred Shares were redeemed during the period ended June 30, 2022.

The Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates and redemption provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of Preferred Shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of the Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period). A Special Terms Period will not become effective before the 12-month anniversary (for Series 2049-A, Series 2051-A, Series 2052-A and Series 2052-B) or 24-month anniversary (for Series 2050-B) of the date of original issue of the applicable series of RVMTP Shares. The Fund did not declare a Special Terms Period during the period ended June 30, 2022.

In addition, with respect to each series of RVMTP Shares, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before each three-year anniversary (or, with respect to the Series 2050-B, 42-month anniversary) of the date of original issue of such series of RVMTP Shares, (ii) the date the Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon a three-year anniversary (for Series 2049-A, Series 2051-A, Series 2052-A and Series 2052-B) or 42-month anniversary (for Series 2050-B) of the date of original issue of the RVMTP Shares or upon the end of a Special Terms Period (each, an “RVMTP Share Early Term Redemption Date”) have not been either retained by the holders or remarketed by the Mandatory Tender Date,

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Notes to Financial Statements (Cont.)

the Fund will redeem such RVMTP Shares on the RVMTP Share Early Term Redemption Date.(1) No Mandatory Tender Event occurred during the period ended June 30, 2022.

Dividends paid with respect to the Preferred Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Statements of Operations. For the period ended June 30, 2022, the amount of the RVMTP Shares outstanding, interest expense related to the dividends paid to RVMTP Shares (including amounts prior to and after the Redesignation, as applicable) and the daily weighted average interest rate (calculated from issuance date), including issuance costs, can be found in the table below:

	Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*(2)
Series 2049-A RVMTP Shares	500	$418	1.69%
Series 2050-B RVMTP Shares	750	684	1.84
Series 2051-A RVMTP Shares	500	389	1.57
Series 2052-A RVMTP Shares	1,000	645	1.49
Series 2052-B RVMTP Shares	1,000	372	1.62

†	Amounts in thousands. A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is the corresponding three- year anniversary (for Series 2049-A, Series 2051-A, and Series 2052-B), 42-month anniversary (for Series 2050-B) of the date of original issue of such series of RVMTP Shares, or the date that is 180 calendar days following the Early Redemption Date (for Series 2052-A), (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares).

(2)	Annualized.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the table below.

The Fund is subject to certain limitations and restrictions while the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the Preferred Shares and any other preferred shares of the Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of the Fund’s preferred shares. Under the terms of purchase agreements between the Fund and the investors in the Preferred Shares, the Fund is subject to various investment requirements while the Preferred Shares are outstanding. These requirements may be more restrictive than those to which the Fund is otherwise subject in accordance with its investment objectives and policies. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the Preferred Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Act.

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(Unaudited)

June 30, 2022

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares. Fitch Ratings published ratings criteria relating to closed-end funds on December 4, 2020, which effectively result in a rating cap of “AA” for debt and preferred stock issued by all closed-end funds and a rating cap of “A” for (i) debt and preferred shares issued by closed-end funds exposed to emerging market debt, below-investment-grade and unrated debt, structured securities and equity, and (ii) closed-end funds with material exposure to “BBB” category rated assets. The updated ratings criteria cap the credit rating of the Fund’s RVMTP shares at AA. Accordingly, on April 30, 2021, Fitch Ratings announced that it had downgraded to “AA” from “AAA” the long-term ratings assigned to the Fund’s RVMTP shares (except for Series 2050-B, which were already rated AA by Fitch Ratings). In connection with the Redesignation, Fitch affirmed the “AA” long-term ratings assigned to the Fund’s VMTP Shares, as redesignated as Series 2051-A RVMTP Shares, in April 2021 The long-term rating actions were driven by changes in the updated ratings criteria for closed-end funds rather than by any fundamental changes to the Fund’s credit profiles.

The Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the Preferred Shares, as set forth in the Fund’s governing documents and the Act. One such requirement under the Act is that the Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. In addition, under the terms of the Series 2050-B, the Fund must maintain a minimum asset coverage ratio of 235%. The asset coverage ratio is reported in the Financial Highlights.

Holders of preferred shares of the Fund, who are entitled to one vote per share, including holders of Preferred Shares, generally vote together as one class with the common shareholders of the Fund, but preferred shareholders vote separately as a class to elect two Trustees of the Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the Preferred Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The dividend rates paid on the Preferred Shares are determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for the RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate for Series 2049-A, Series 2051-A, and Series 2052-B is equal to the greater of (i) the sum of the Index Rate(1) plus the Applicable Spread(2) for the Rate Period plus the “Failed Remarketing Spread”(5), and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier(3) for such Rate Period plus (b) 1.00% plus (c) the Failed Remarketing Spread. The RVMTP Share Dividend Rate for Series 2050-B is equal to (i) the sum of the Index Rate plus (ii) the Applicable Spread (including the “Spread Adjustment”(6)) plus (iii) the Failed Remarketing Spread. The RVMTP Share Dividend Rate for Series 2052-A is equal to the greater of (i) the sum of the Index Rate plus an “Applicable Spread” for the Rate Period plus the Failed Remarketing Spread, if applicable, and (ii) the sum of (a) the product of the Index Rate multiplied by the “Applicable Multiplier” for such Rate Period

SEMIANNUAL REPORT	JUNE 30, 2022	77

Notes to Financial Statements (Cont.)

plus (b) 0.92% plus (c) the Failed Remarketing Spread, if applicable. The dividend per RVMTP Share for the Rate Period is then determined as described in the table below.(4)

Dividend Rate		Rate Period Fraction		Preferred Shares Liquidation Preference		Dividend

		Number of days in the Rate Period (or a part thereof)

RVMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share

		Total number of days in the year

(1)

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index.

(2)

For each series of RVMTP Shares, the Applicable Spread for a Rate Period is a percentage per annum that is based on the long term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares, and, for Series 2050-B, it is also based on “Spread Adjustment.”

(3)

With respect to Series 2049-A, Series 2051-A, Series 2052-B and Series 2050-B, the Failed Remarketing Spread means (i) for so long as two or more Failed Remarketings have not occurred, 0%, and (ii) following the second occurrence of a Failed Remarketing, 0.15% (for Series 2049-A, Series 2051-A and Series 2052-B) or 0.25% (for Series 2050-B) multiplied by the number of Failed Remarketings that have occurred after the first Failed Remarketing. With respect to Series 2052-A, a Failed Remarketing Spread means (a) in the case of a Failed Special Terms Period Remarketing (as defined below): (i) for so long as two or more Failed Special Terms Period Remarketings have not occurred, 0.05%, and (ii) following the second occurrence of a Failed Special Terms Period Remarketing, 0.10% multiplied by the number of Failed Special Terms Period Remarketings that have occurred after the first Failed Special Terms Period Remarketing, and (b) in the case of a Failed Early Term Redemption Date Remarketing (as defined below): (i) 0.75% for the first 59 days following the applicable Early Term Redemption Date, (ii) 1.00% for the 60th to the 89th day following such Early Term Redemption Date, (iii) 1.25% for the 90th to the 119th day following such Early Term Redemption Date, (iv) 1.50% for the 120th to the 149th day following such Early Term Redemption Date, and (v) 1.75% for the 150th day following such Early Term Redemption Date to the date of the associated mandatory redemption of the Series 2052-A RVMTP Shares. With respect to Series 2049-A, Series 2051-A, Series 2052-B and Series 2050-B, a “Failed Remarketing,” with respect to a series of RVMTP Shares, will occur if any RVMTP Shares in such series subject to a Mandatory Tender Event due to the Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date (each as defined below). With respect to Series 2052-A, a “Failed Special Terms Period Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event due to the Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date. In addition, with respect to Series 2052-A, a “Failed Early Term Redemption Date Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event have not been either retained by the holders or successfully remarketed by the Early Term Redemption Date.

(4)

For each series of RVMTP Shares, the Applicable Multiplier for a Rate Period is a percentage that is based on the long term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares.

(5)

The “Spread Adjustment” means, (i) for the period from the closing date, October 1, 2020, to and including the date that is six months prior to the then current RVMTP Early Term Redemption Date (as defined below) (“Rate Period Termination Date”), 0%, and (ii) for the period after the Rate Period Termination Date, 2.00%.

(6)

For each series of RVMTP Shares, an increased RVMTP Share Dividend Rate could be triggered by the Fund’s failure to comply with certain requirements relating to such series of RVMTP Shares, certain actions taken by the applicable ratings agency or certain determinations regarding the tax status of such series of RVMTP Shares made by a court or other applicable governmental authority. The RVMTP Share Dividend Rate will in no event exceed 15% per year.

For the period ended June 30, 2022, the annualized dividend rate on each series of the RVMTP Shares ranged from:

	Shares Issued and Outstanding	High	Low	As of June 30, 2022

Series 2049-A RVMTP Shares	500	1.980%	1.040%	1.910%

Series 2050-B RVMTP Shares	750	2.210%	1.270%	2.140%

Series 2051-A RVMTP Shares	500	1.980%	1.040%	1.910%

Series 2052-A RVMTP Shares	1,000	1.900%	0.980%	1.830%

Series 2052-B RVMTP Shares	1,000	1.900%	1.360%	1.830%

78	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

June 30, 2022

14. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Flexible Municipal Income Fund Inception date through 06/30/2022(a)

	Shares	Amount

Receipts for shares sold

Institutional Class	2,506	$25,058

Issued as reinvestment of distributions

Institutional Class	0	0

Cost of shares redeemed

Institutional Class	0	0

Net increase (decrease) resulting from Fund share transactions	2,506	$25,058

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was June 27, 2022.

	PIMCO Flexible Municipal Income Fund

	Six Months Ended 06/30/2022		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	18,448	$197,493	44,681	$526,299

Class A-1	4,532	50,796	18,266	215,369

Class A-2	905	10,179	2,109	24,900

Class A-3	2,434	26,040	10,543	123,756

Issued as reinvestment of distributions

Institutional Class	288	3,063	307	3,630

Class A-1	300	3,193	266	3,144

Class A-2	27	290	18	210

Class A-3	0	1	0	0

Cost of shares repurchased

Institutional Class	(15,149)	(157,755)	(4,234)	(50,400)

Class A-1	(1,215)	(12,990)	(850)	(10,118)

Class A-2	(126)	(1,293)	(1)	(11)

Class A-3	(3,491)	(39,630)	(1,421)	(16,733)

Net increase (decrease) resulting from Fund share transactions	6,953	$79,387	69,684	$820,046

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2022. Some of

SEMIANNUAL REPORT	JUNE 30, 2022	79

Notes to Financial Statements (Cont.)

these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Flexible Municipal Income Fund	0	1	0	100

PIMCO Flexible Municipal Income Fund	2	0	46	0

15. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 10% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Funds’ expense ratio per common share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be

80	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

June 30, 2022

unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

During the period ended June 30, 2022, PIMCO Flexible Municipal Income Fund engaged in repurchase offers as follows:

PIMCO Flexible Municipal Income Fund

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

February 4, 2022
Institutional Class	10%	1,733,784	2.48%
A-1	10	377,576	1.59
A-2	10	100	0.00
A-3	10	2,909,729	14.33

May 4, 2022
Institutional Class	10	13,211,312	21.30
A-1	10	760,806	3.00
A-2	10	112,504	4.08
A-3	10	581,370	2.82

During the period ended June 30, 2022, PIMCO California Flexible Municipal Income Fund did not conduct repurchase offers.

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

SEMIANNUAL REPORT	JUNE 30, 2022	81

Notes to Financial Statements (Cont.)

(Unaudited)

June 30, 2022

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, PIMCO Flexible Municipal Income Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Municipal Income Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO California Flexible Municipal Income Fund	$30,943	$118	$(3)	$115

PIMCO Flexible Municipal Income Fund	1,777,242	12,993	(121,306)	(108,313)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

82	PIMCO MUNICIPAL INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation	GSC	Goldman Sachs & Co. LLC

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	ICE 1-Month USD LIBOR
SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund
BAM	Build America Mutual Assurance	Q-SBLF	Qualified School Bond Loan Fund
FGIC	Financial Guaranty Insurance Co.	SGI	Syncora Guarantee, Inc.

Other Abbreviations:
BABs	Build America Bonds	TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2022	83

Investment Strategy Updates

(Unaudited)

At the time PIMCO Flexible Municipal Income Fund (the “Fund”) was launched, the Fund was classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). However, since that time, the Fund has operated as “diversified,” as defined in the 1940 Act, for a period of three consecutive years. As a result, the Fund is no longer eligible to rely on Rule 13a-1 under the 1940 Act, which permits a temporarily diversified fund to revert back to non-diversified status without shareholder approval under certain conditions. Accordingly, pursuant to the Fund’s Procedures Regarding Non-Diversified Funds Operating Temporarily as Diversified in Accordance with Rule 13a-1, the Fund has amended its investment guidelines and policies to reflect its new status and will monitor such status to ensure that the Fund continues to meet the portfolio diversification requirements imposed on diversified funds going forward. In light of this change, the Fund revised its disclosure in connection with the annual update to its registration statement, filed on April 29, 2022, to reflect its status as a diversified fund.

84	PIMCO MUNICIPAL INTERVAL FUNDS

Change to Board of Trustees

(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney as a Trustee of the Funds.

SEMIANNUAL REPORT	JUNE 30, 2022	85

Approval of Investment Management Agreement

CAFLX

At a meeting held on March 24, 2022 (the “Approval Meeting”), the Board of Trustees (the “Board” or “Trustees”) of PIMCO California Flexible Municipal Income Fund (the “Fund”), including the Trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940, as amended) of Pacific Investment Management Company LLC (“PIMCO”) or the Fund (the “Independent Trustees”), formally considered and unanimously approved a proposed Investment Management Agreement between the Fund and PIMCO (the “Investment Management Agreement”) for an initial term of two years commencing upon the effective date of the Investment Management Agreement.1 In connection with their consideration of the Investment Management Agreement, the Independent Trustees also formally considered and unanimously approved a proposed form of Investment Management Agreement between PIMCO and wholly-owned subsidiaries of the Fund that may be formed by the Fund (the “Subsidiary Agreement” and together with the Investment Management Agreement, the “Agreements”).

At the Approval Meeting, the Board formally considered the approval of the Agreements. In advance of the Approval Meeting, PIMCO provided materials to the Board for its consideration of the Agreements in response to a request from counsel to the Independent Trustees (“Independent Counsel”), as well as other materials and information PIMCO believed would be useful in evaluating the approval of the Agreements. At the Approval Meeting, members of the Board, including the Independent Trustees, considered the materials and information provided by PIMCO relating to the approval of the Agreements. The Board also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating the Agreements, which they discussed with Independent Counsel. In connection with its deliberations, the Board also considered the broad range of information relevant to the Agreements that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other funds overseen by the Board, including reports on investment performance and systems for monitoring portfolio risk, liquidity management, and other portfolio parameters for those funds.

In addition to the Approval Meeting, the Independent Trustees met separately during a meeting of the Contracts Committee and in executive session with Independent Counsel to review and discuss all relevant information, including, but not limited to, information provided in response to the request from Independent Counsel. In connection with their deliberations regarding the proposed approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The

Trustees also considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by PIMCO under the Agreements.

1 The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) that permits fund boards to make certain required approvals involving advisory contracts at meetings held by telephone, video conference, or other similar methods instead of in-person in response to the impact of COVID-19 on investment advisers and funds. The Board, including a majority of the Independent Trustees, determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of COVID-19, and prior to commencing the Approval Meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board subsequently ratified the actions taken at the Approval Meeting pursuant to the SEC relief at its in-person meeting on June 15-16, 2022.

86	PIMCO INTERVAL FUNDS

(Unaudited)

It was noted that, in connection with the Approval Meeting, the Trustees relied upon materials provided by PIMCO, which included, among other items, a memorandum provided by PIMCO and numerous exhibits regarding, among other things, (i) the terms of the Agreements; (ii) comparative fee and expense information and performance information of comparable funds including (a) an interval fund managed by PIMCO that invests in municipal securities pursuant to a national strategy, (b) three closed-end funds (that were not interval funds) managed by PIMCO that invest in California municipal securities, (c) an open-end fund managed by PIMCO that invests in California municipal securities (the five funds in (a)-(c), collectively, the “PIMCO Reference Funds”), (d) other closed-end funds (that were not interval funds) that invest in California municipal securities, (e) a municipal bond interval fund managed pursuant to a national strategy, and (f) a composite universe of California municipal debt funds developed by Broadridge Financial Solutions, Inc./Lipper Inc. (“Lipper”) (“Lipper California Municipal Debt Funds”); (iii) descriptions of various functions proposed to be performed by PIMCO for the Fund, such as compliance oversight and testing, in-house legal services, risk management, technology, business management, accounting, bookkeeping and the preparation and dissemination of regulatory filings and communications to shareholders; (iv) information regarding PIMCO’s compliance policies applicable to the Fund; (v) the estimated costs to PIMCO of providing these services; (vi) information regarding the organization of certain departments within PIMCO, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative, compliance and other services to the Fund; (vii) the estimated profitability of the Agreements to PIMCO; (viii) information regarding potential economies of scale, (ix) information on potential “fall-out” benefits that may be realized by PIMCO and its affiliates in connection with management of the Fund; and (x) information regarding the organizational complexities associated with closed-end interval funds in comparison to other structures.

With respect to the Subsidiary Agreement, the Trustees considered that the Fund may utilize one or more wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) to execute its investment strategy, and that PIMCO would provide both investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreement. The Trustees noted that, if PIMCO were to charge a management fee to a Subsidiary for tax or other reasons in the future, PIMCO expects that it would waive the full amount of such management fee. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the Investment Management Agreement.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes to be employed by PIMCO; the experience of key advisory personnel of PIMCO who would be responsible for portfolio management

SEMIANNUAL REPORT	JUNE 30, 2022	87

Approval of Investment Management Agreement (Cont.)

of the Fund; information regarding the Fund’s anticipated use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; employee compensation within PIMCO; and the operational structure, including technology and systems, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO will provide to the Fund under the Agreements beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services to be provided with respect to regulatory compliance and ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services that PIMCO will be responsible for providing to or providing for the Fund; PIMCO’s risk management function; and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks PIMCO has undertaken as investment manager and sponsor of the Fund for which it is entitled to reasonable compensation. The Trustees also noted PIMCO’s anticipated activities under its contractual obligation under the Agreements to coordinate, oversee and supervise the Fund’s various outside service providers. They also considered PIMCO’s ongoing development of its infrastructure and information technology and its ability to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that PIMCO would be able to meet any reasonably foreseeable obligations under the Agreements.

Fee and Expense Information

In assessing the reasonableness of the Fund’s proposed fees under the Investment Management Agreement, the Trustees considered, among other information, the Fund’s management fee as a percentage of total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, tender option bonds (“TOBs”) and borrowings) and its estimated total expense ratio (calculated as a percentage of common share net assets and including/excluding interest expense, and before/after the application of expense limitation) to those of certain comparable funds.

The Trustees noted that neither Lipper nor Morningstar, Inc. has developed peer groups specific to closed-end interval funds, and that there are no California municipal debt interval funds to use for comparison. The Trustees considered the PIMCO Reference Funds for comparative purposes. The Trustees took note that the Fund, as a closed-end interval fund, differs from an exchange-traded closed-end fund, including with respect to the level of attention and resources required in day-to-day management and oversight, because, among other differences, an interval fund is continuously offered and conducts quarterly repurchase offers, which requires management of asset inflows and outflows that generally do not apply to exchange-traded closed-end funds. In addition, the Trustees noted that the Fund differs from an open-end fund in that it intends to produce a regular monthly

88	PIMCO INTERVAL FUNDS

(Unaudited)

dividend, expects to use leverage to meet its investment objectives of generating current income that is exempt from federal and California income tax and capital appreciation, and may invest in more complex or less liquid assets that are more appropriate for an interval fund. The Trustees also noted that PIMCO did not identify any existing interval funds with investment objectives and strategies that are substantially similar to those of the Fund, but did identify other comparable competitor closed-end funds, as well as an interval fund with a municipal bond focus. In addition, the Trustees noted that the comparable information also included a universe of comparable closed-end funds, the Lipper California Municipal Debt Funds, which is the group of funds considered most comparable at this time since Lipper does not have separate classifications for interval funds and given the limited peers in the universe, interval funds are still included with closed-end fund peers. The Trustees specifically considered how the Fund was expected to compare to the funds as to management fee rates and total expense ratios.

The fund-specific fee and expense results discussed below were compiled by PIMCO based on information from Lipper, and were not independently verified by the Trustees.

The Trustees considered the management fee rates charged by PIMCO to the PIMCO Reference Funds in comparison to the proposed unified management fee of the Fund. The Trustees noted that the proposed contractual management fee rate for the Fund is the same as the contractual management fee rate charged by another interval fund managed by PIMCO pursuant to an investment strategy that is broadly similar and that the effective management fee rate is higher than the effective management fee rate charged to that fund. The Trustees also noted that the proposed contractual management fee rate for the Fund is higher than the contractual management fee rates (which include the advisory fee and supervisory and administrative fee) charged to the closed-end funds and open-end fund managed by PIMCO. They noted also that the proposed effective management fee rate for the Fund is lower than the effective management fee rates charged to the closed-end funds. The Trustees also considered the contractual and effective management fee rates charged by advisers to other competitor closed-end funds and one competitor interval fund. The Trustees noted that the Fund’s proposed contractual management fee rate is higher than the average contractual management fee rate charged to the comparable competitor closed-end funds, but lower than the contractual management fee rate charged to the competitor interval fund. The Trustees also noted that the proposed gross effective management fee rate for the Fund is higher than four of those funds and lower than two of those funds when comparing to the effective management fee rates charged to those same funds. They considered PIMCO’s explanation of how such funds differed from the Fund, as described below.

The Trustees took into account that the Fund’s proposed unified management fee arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”). They noted also that the Fund’s proposed unified contractual management fee and gross effective management fee rate was higher than the contractual and effective management fee rate of the Lipper California Municipal Debt Funds median, which includes peer funds that generally do not have a unified fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of the Fund’s estimated total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

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In this regard, the Trustees considered PIMCO’s view that the proposed unified management fee arrangement for the Fund will benefit common shareholders because it will provide a management fee expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of managed assets, including assets attributable to leverage, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which a fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the proposed unified fee arrangement would generally insulate the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees noted that PIMCO proposed to enter into a Management Fee Waiver Agreement, pursuant to which, PIMCO would agree to waive 33% of its management fee for the first year following effectiveness of the Fund’s registration statement. The Trustees also noted that PIMCO proposed to enter into an Expense Limitation Agreement with the Fund, pursuant to which, PIMCO would agree to waive its management fee, or reimburse the Fund, to the extent that organizational and offering expenses and pro rata Trustees’ fees exceed 0.10% of the Fund’s average daily net assets.

The Trustees reviewed the estimated total expense ratio comparisons for the Fund’s first two years, including the first year with the waiver and the second year with no waiver. The Trustees noted that the Fund’s estimated net total expense ratio (including interest expenses) is lower than all five comparable competitor closed-end funds and the one comparable competitor interval fund after the application of the expense limitation for the first year and for the second year once the waiver is removed. In analyzing this fee and expense ratio data, the Trustees considered PIMCO’s representations that the Fund’s fees are reasonable and competitive in light of the complexity associated with the Fund’s investment strategy and the types of investments in which the Fund will invest, as well as the lack of an appropriate peer group for the Fund’s strategy and structure as an interval fund. The Trustees also noted other differences between the peer funds and the Fund (e.g., some of the peer funds were non-interval closed-end funds) as well as the difference in strategy to the comparable competitor interval fund. The Trustees were advised by PIMCO that there are additional operational, administrative and portfolio management challenges in managing a closed-end interval fund such as the Fund, such as those associated with being continuously offered, managing daily inflows of shareholder subscriptions, and the proposed quarterly repurchases of common shares. In addition, the Trustees considered that PIMCO does not manage any other comparable accounts, but that PIMCO does manage certain accounts that may share similar broad, general investment objectives, but none that PIMCO believes have comparable investment programs or principal investment strategies. The Trustees also took into account that the Fund is expected to have a significantly different portfolio from those accounts and generally will invest in assets that differ by virtue of, for example, their liquidity and complexity. The Trustees noted that the proposed total expense ratio to be paid by the Fund is lower than the total expense ratio paid by the closed-end funds managed by PIMCO, but higher than the total expense ratio paid by the open-end fund, each managed by PIMCO pursuant to a similar strategy. The Trustees noted that, in comparison to the open-end fund, the Fund expects to utilize leverage and may have a greater focus on illiquid, complex investments and broader flexibility that will likely be more resource-intensive and result in a different pricing structure than the open-end fund. In addition, the Trustees noted that the proposed

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total expense ratio to be paid by the Fund is higher than the total expense ratio paid by the interval fund managed by PIMCO pursuant to a national municipal strategy. They took into account that the Fund assumed a higher rate of expected leverage in comparison to the other interval fund’s current leverage ratio, which resulted in a higher total expense ratio for the Fund.

The Trustees noted that the Agreements would have the Fund pay for certain expenses outside of the unitary fee arrangement that are borne by PIMCO under the Investment Management Agreements, including so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments) and fees and expenses associated with an incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management.

The Trustees noted that, while the Fund would not be charged a separate administration fee (recognizing that the proposed management fees include a component for supervisory and administrative services under the unified fee arrangement), it was not clear in all cases whether the peer funds in the Lipper California Municipal Debt Funds universe or the comparable funds managed by other advisers were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. As such, the Trustees considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Fund’s proposed unified fee arrangement would cover Operating Expenses that are typically paid for or incurred by competitor funds directly in addition to their management fees as discussed below.

The Trustees reviewed, among other information, information showing historical performance (based on net asset value and net of fees) of the PIMCO Reference Funds, each for comparative purposes for the one-year, three-year, five-year and ten-year periods ended December 31, 2021, where applicable, and noted that, because it is newly organized, the Fund did not have any performance history of its own.

The Trustees also took into account that the Fund would pay management fees on assets attributable to certain types of leverage that it will use (such as by issuing preferred shares and/or using TOBs) under the Investment Management Agreement because the Fund’s fees are calculated based on total managed assets (including assets attributable to any reverse repurchase agreements, borrowings, dollar rolls/buybacks, TOBs and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buybacks, TOBs and borrowings)). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Fund to utilize reverse repurchase agreements, dollar rolls, borrowings, preferred shares and/or certain other forms of leverage on which management fees would be paid, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. The Trustees further noted that this incentive may be greater under the proposed unitary management fee arrangement because the Fund’s contractual management fee rate under the unitary fee arrangement is higher than it otherwise would be if it did not cover the Fund’s Operating Expenses. Therefore, the total fees paid by the Fund to PIMCO under the proposed unitary fee arrangement would vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unitary fee arrangement, all other things being equal. In this

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regard, the Trustees took into account assurances from PIMCO that it will use leverage for the Fund solely as it determines such use to be in the best interest of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

Profitability, Economies of Scale, Performance Information and Fall-out Benefits

The Trustees also considered estimated profitability analyses provided by PIMCO for the Fund’s first three years of operations, which included, among other information, PIMCO’s estimated pre-distribution advisory profit margin for the Fund. The Trustees considered that estimated profitability was based, in part, on average managed assets, which reflect the estimated assets upon which management fees will be assessed, including forms of leverage expected to be utilized by the Fund. For purposes of calculating pro forma profitability, PIMCO estimated average net assets for each of the first three years following the Fund’s inception. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses had been allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such projected profitability did not appear to be excessive.

The Trustees also took into account that PIMCO is not proposing that the Fund have any breakpoints in its management fees. The Trustees considered that the proposed unitary fee arrangement provides inherent economies of scale, to the extent any exist, because a fund maintains competitive fixed unitary fees even if the Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that the proposed unified fee arrangement provides investors with additional stability and increased fee certainty during the contractual period.

The Trustees also considered that the proposed unified fee arrangement protects shareholders from a rise in Operating Expenses that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund, leverage when negotiating with service providers, and research, statistical and quotation services, if any, PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

Conclusion

After reviewing and considering these and other factors described herein, the Trustees concluded, in their business judgment, within the context of their overall conclusions regarding the Agreements and based on information provided and related representations made by PIMCO, that they were satisfied that fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services to be provided by PIMCO, as the case may be, and that, based on the information provided by PIMCO and taking into account the various assumptions made, the

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profitability of PIMCO did not appear to be excessive under the Agreements. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the terms of the Agreements are fair and reasonable to the Fund, that the approval of the Agreements was in the interest of the Fund and its prospective shareholders, and that the Agreements should be approved for an initial term of two years commencing upon their respective effective dates.

PMFLX

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of PIMCO Flexible Municipal Income Fund (the “Fund”), voting separately, annually approve the continuation of the Amended and Restated Investment Management Agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”) (the “Agreement”). At an in-person meeting held on June 15-16, 2022 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Agreement for an additional one-year period commencing on August 1, 2022.

In addition to the Approval Meeting, the Contracts Committee (the “Committee”) and the Performance Committee of the Board held a joint meeting on May 16, 2022 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreement. The annual contract review process also involved multiple discussions and meetings with members of the Committee and the full Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering the Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreement, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreement. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Fund. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on the net asset value (“NAV”) of the Fund’s

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Institutional Class common shares (both absolute and compared against its Broadridge Performance Universe (as defined below)) and distribution yield, use of leverage, risks, and other portfolio information, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed the Fund based on a number of factors, including fees/ expenses, performance, distribution yield, and risk-based factors, as of December 31, 2021. The Trustees noted while the Fund’s distribution yield was slightly lower than its peer group median as of December 31, 2021, this was expected given the Fund’s design and portfolio composition in comparison to peer funds. Additionally, the Trustees considered the impact of significant market volatility that occurred before, during, and/or after the period for which information was requested in conducting its evaluation of PIMCO. They also considered, among other information, performance based on NAV, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with the Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for the Fund by Broadridge Financial Solutions, Inc. (“Broadridge”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

In addition to approving the continuation of the Agreement at the Approval Meeting, the Board noted that it had also approved, at a separate meeting of the Board on March 24-25, 2022, an immaterial amendment to the Agreement to provide that, by investing in PIMCO Funds: Private Account Portfolio Series — PIMCO Short-Term Floating NAV Portfolio III and/or PIMCO Funds: Private Account Portfolio Series — PIMCO Short Asset Portfolio, each a series of PIMCO Funds (the “Central Funds”), 0.005% of the Fund’s management fee will be designated as compensation for the investment advisory services PIMCO provides to the Central Funds, as applicable. The Trustees considered that the Central Funds are offered as cash management vehicles available only to the Fund and other registered investment companies (or series thereof) for which PIMCO serves as investment adviser and that the Central Funds do not pay an investment advisory fee to PIMCO. The Trustees considered that the fees payable by the Fund pursuant to the amendment will not increase or otherwise change, PIMCO’s level of services to the Fund under the Agreement will not be reduced in any way and that the amendment will have no effect on PIMCO’s profitability with respect to the Fund.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, portfolio

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trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Fund. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund, noting PIMCO’s experience in managing interval funds, such as the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the breadth of the Fund’s investment universe; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; information regarding the Fund’s use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems and cybersecurity measures, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on the Fund and its portfolio holdings of market volatility during the time periods for which information was provided.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Fund beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreement; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Fund; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Fund, including the covenants and restrictions imposed by certain forms of leverage such as the Fund’s preferred shares; and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Agreement, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk that PIMCO has undertaken as investment manager and sponsor of the Fund. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Fund’s various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that PIMCO would otherwise be able to continue to provide investment and non-investment services to the Fund of an appropriate extent and quality.

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Approval of Investment Management Agreement (Cont.)

Fee and Expense Information

In assessing the reasonableness of the Fund’s fees and expenses under the Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (its “Broadridge Expense Group”) as well as of a broader universe of peer funds identified by Broadridge (its “Broadridge Expense Universe”). The total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of fee and expense waivers/reimbursements. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Group and Broadridge Expense Universe.

The Trustees considered that PIMCO has entered into an expense limitation agreement with the Fund pursuant to which PIMCO has contractually agreed, through May 2, 2023, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, expenses related to obtaining or maintaining a legal entity identifier and pro rata Trustees’ fees exceed 0.10% of the Fund’s average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under the Fund’s expense limitation agreement under certain conditions. The Trustees also noted that, under a prior management fee waiver agreement between the Fund and PIMCO, PIMCO contractually agreed, from May 2, 2021 through May 2, 2022, to waive 25% of the management fees it was entitled to receive from the Fund pursuant to the Agreement.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Fund, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end funds, exchange-traded funds, and listed closed-end funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing interval funds such as the Fund. For example, the Trustees considered that, as an interval fund, the Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, (iii) changes in leverage, all of which results in more burdensome portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds and (iv) investing in non-traditional and less liquid holdings as compared to open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Fund in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the

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Fund is subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Fund.

The Trustees also took into account that the Fund pays management fees on assets attributable to types of leverage that it uses (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds and any preferred shares outstanding), which increases the amount of management fees payable by the Fund under the Agreement (because the Fund’s fees are calculated based on total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings)). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unified fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO regarding the Fund’s use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that the contractual management fee rate for the Fund under its unified fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets, while the actual management fee rate for the Fund under its unified fee arrangement was below the median actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. The Trustees took into account that the Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees also considered that PIMCO has entered into an expense limitation agreement for the Fund. The Trustees determined that a comparison of the Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unified fee arrangement has benefited and will continue to benefit common shareholders because it provides an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets, including assets attributable to preferred shares, and other

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forms of leverage, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangement generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Comparative performance results for the Fund reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding the Fund’s performance based on NAV, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of the Fund (its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Fund’s comparative yield and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by the Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe.

In addition, the Trustees considered matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for the Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO, including the Fund (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2021; and (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2021 and December 31, 2020. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Fund. The Trustees noted that the Fund does not currently have any breakpoints in its

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management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Fund and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Fund in return for fees paid. The Trustees also considered that the unified fee arrangement provides inherent economies of scale because the Fund maintains competitive fixed unified fees even if the Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Fund’s unified fee arrangement, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangement protects shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

Fund Analysis

With regard to the investment performance of the Fund’s Institutional Class Shares and the fees charged to the Fund, the Board considered the following information. With respect to performance quintile rankings for the Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-year period ended December 31, 2021.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

SEMIANNUAL REPORT	JUNE 30, 2022	99

Approval of Investment Management Agreement (Cont.)

(Unaudited)

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreement, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of the Fund and its shareholders, and should be approved.

100	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Transfer Agent, Dividend Paying Agent and Registrar for Remarketable Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4002SAR_063022

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(a)(3)	None.

	(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Flexible Municipal Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 1, 2022

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	September 1, 2022